UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07687

Nuveen Strategy Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: August 31

Date of reporting period: August 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Asset Allocation Funds

For investors seeking professional asset allocation based on a combination of quantitative and qualitative market analysis.

Annual Report

August 31, 2012

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Strategy Aggressive Growth Allocation Fund	FAAGX	FSGBX	FSACX	FSASX	FSAYX
Nuveen Strategy Growth Allocation Fund	FAGSX	FSNBX	FSNCX	FSNSX	FSGYX
Nuveen Strategy Balanced Allocation Fund	FSGNX	FSKBX	FSKCX	FSKSX	FSKYX
Nuveen Strategy Conservative Allocation Fund	FSFIX	FSFBX	FSJCX	FSJSX	FSFYX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area are casting a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. At the same time, member nations appear unwilling to provide adequate financial support or to surrender sufficient sovereignty to strengthen the banks or unify the Euro area financial system. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time will begin to run out.

In the U.S., strong corporate earnings have enabled the equity markets to withstand much of the downward pressures coming from weakening job creation, slower economic growth and political uncertainty. The Fed remains committed to low interest rates and announced on September 13, 2012 (after the close of this reporting period) another program of quantitative easing (QE3) to continue until mid-2015. Pre-election maneuvering has added to the already highly partisan atmosphere in Congress. The end of the Bush-era tax cuts and implementation of the spending restrictions of the Budget Control Act of 2011, both scheduled to take place at year-end, loom closer.

During the last year, U.S. based investors have experienced a sharp decline and a strong recovery in the equity markets. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

October 22, 2012

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Portfolio managers David Cline and James Colon discuss the U.S. economic, equity and fixed-income market conditions, key investment strategies and the Funds’ performance during the twelve months ending August 31, 2012. David and James make the Funds’ allocation decisions in consultation with the Asset Allocation and Quantitative Investment Team that operates in Nuveen Advisory Solutions, a unit of Nuveen Asset Management, LLC, which is responsible for managing global multi-asset class strategies using macro, top-down quantitative analysis. David, who has 23 years of investment experience, has led the team responsible for the management of the Funds since their inception in September 2001. James, a CFA with 12 years of investment experience, became co-portfolio manager of the Funds effective May 31, 2011.

What factors affected the U.S. economy and the equity and fixed-income market environments during the twelve-month reporting period ended August 31, 2012?

During the period, the U.S. economy’s progress toward recovery from recession remained sluggish but, for the most part, positive. The most recent figures available for U.S. gross domestic product (GDP) showed the economy slowed to an annualized growth rate of 1.3% in the second quarter 2012. While this marked the twelfth consecutive quarter of positive growth, it was also a significant slowdown from the previous few quarters. Inflation remained well contained, with the Consumer Price Index (CPI) rising 1.7% year-over-year as of August 2012. Core CPI (which excludes food and energy) increased 1.9% during the period, its smallest increase since July 2011 and within the Fed’s unofficial objective of 2.0% or lower for this inflation measure.

Labor market conditions slowly improved, with the national unemployment rate registering 8.1% in August 2012. U.S. unemployment has been stalled out in the low 8% range since the beginning of the year. Meanwhile, the housing market was an unfamiliar bright spot as home prices had risen for three consecutive months at the end of the reporting period. Other encouraging signs included a pick-up in the sales of existing homes and home construction and an increase in the price of new home sales. The most recent data available showed the average home price increased 1.2% for the 12 months ended July 2012, according to the S&P/Case-Shiller Index of 20 major metropolitan areas. However, with prices down more than one-third from their peak in the summer of 2006, housing has not fully recovered.

The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark Fed Funds rate at the record low level of zero to 0.25% set in December 2008. At its June meeting, the Fed announced that it

Nuveen Investments	5

would extend the Operation Twist program, which is lengthening the average maturity of its holdings of U.S. Treasury securities, through the end of December 2012. The goals of this program are to lower longer term interest rates, make broader financial conditions more accommodating, support a stronger economic recovery and help ensure that inflation remains at levels consistent with the Fed’s mandates of maximum employment and price stability. Then at its most recent meeting after the reporting period ended, bank members responded to the ongoing job market weakness by voting to add more money into the economy through a third round of quantitative easing. Through the quantitative easing (QE3) program, the Fed will purchase $40 billion a month of mortgage-backed securities to further spur on economic growth until the job market shows a significant improvement. At the same time, the central bank extended its time horizon for keeping short-term interest rates at record-low levels until at least mid-2015.

Fixed-income markets were buffeted by concerns about the tepid U.S. economic recovery combined with the growing U.S. federal deficit, the seemingly unending European debt crisis and a broader slowdown in global growth. These macro events caused the markets to fluctuate between embracing risk and shunning risk several times during the period. Ultimately, longer maturity Treasuries ended the one-year period as the top-performing asset class in the fixed-income market. While short Treasury rates remained at historically low levels throughout the fiscal year, intermediate and longer term Treasuries saw their rates fall fairly steadily throughout the period. For example, yields on 30-year Treasuries started at 3.51% at the beginning of September 2011 and ended at 2.68% as of August 31, 2012. The prices of these securities move in the opposite direction of interest rates. Meanwhile, investors’ quest for higher yields helped propel high-yield corporates, emerging market debt and commercial mortgage-backed securities (CMBS) to return in excess of 10% over the one-year period, according to Barclays fixed income indexes.

U.S. equity markets were likewise impacted by the same risk environment, but ended up producing strong double-digit returns for the period as a whole. Large-cap U.S. stocks, as measured by the S&P 500® Index, ended the one-year period with an 18% return, reaching a level not seen since the beginning of 2008. The small- and mid-cap segments produced almost identical returns of 13.40% and 13.30%, as measured by the Russell 2000® and the Russell Midcap® Indexes, respectively. The best-performing areas of the U.S. equity market during the year included the telecommunications, technology, consumer discretionary and health care sectors. Meanwhile, the steps taken in Europe to reduce financial risk helped overseas markets recover some of their losses from earlier in the period. Developed markets fared better than emerging markets, posting a 12-month return of -0.04% according to the MSCI EAFE Index, which tracks the performance of stocks from markets in Europe, Australasia and the Far East. Emerging markets never fully recovered after their dramatic sell-off in 2011, ending the fiscal year period with a -5.80% return, as measured by the MSCI Emerging Markets Index.

How did the Funds perform during the twelve-month period ended August 31, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the one-year, five-year and ten-year periods

6	Nuveen Investments

ending August 31, 2012. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of the appropriate Morningstar Index and Lipper classification average.

All four Funds switched from using a Dow Jones Index as their primary benchmarks to an appropriate Morningstar Target Risk Index effective March 2, 2012. We believe the Morningstar Indexes are more transparent than their Dow Jones counterparts and a closer reflection of each Fund’s particular investment universe. The methodologies for the Morningstar Indexes are also more similar to how the Strategy Funds operate and better constructed from a technical perspective, including how the holdings are weighted. For the Nuveen Strategy Aggressive Growth Allocation Fund, its benchmark has changed from the Dow Jones Moderately Aggressive U.S. Portfolio Index to the Morningstar Aggressive Target Risk Index. The benchmark for the Nuveen Strategy Growth Allocation Fund has switched from the Dow Jones Moderate U.S. Portfolio Index to the Morningstar Moderately Aggressive Target Risk Index. The benchmark for the Nuveen Strategy Balanced Allocation Fund has been changed from the Dow Jones Moderate U.S. Portfolio Index to the Morningstar Moderate Target Risk Index. Finally, the Nuveen Strategy Conservative Allocation Fund will no longer be compared to the Dow Jones Conservative U.S. Portfolio Index, but will now have the Morningstar Moderately Conservative Target Risk Index as a benchmark.

Nuveen Strategy Aggressive Growth Allocation Fund

What was the Fund’s investment strategy and how did the Fund perform during this reporting period?

The Fund’s Class A Shares at NAV underperformed the Morningstar index, but outperformed the Lipper average for the twelve-month period ended August 31, 2012.

The Fund’s overall investment strategy is to invest primarily in a portfolio of other Nuveen funds to seek a high level of capital growth, which is the Fund’s investment objective. Over time, the Fund pursues this objective by targeting an overall portfolio exposure of approximately 90% stock funds with the remaining 10% allocated to fixed income, commodities and absolute return funds. The Fund has the ability to invest in options, futures contracts and other derivatives to help manage risk or take advantage of potential market opportunities. During this period, the Fund tactically used equity and fixed-income futures to adjust its mix.

What were the Fund’s portfolio allocations over the twelve-month reporting period?

In an effort to achieve the Nuveen Strategy Aggressive Growth Allocation Fund’s objective of providing a high level of capital growth, we continued to position the majority of its portfolio in equities. However, throughout the fiscal year, we implemented a broader based theme of lowering the Fund’s equity exposure to underweight positions in the smaller cap and international segments. We believed small-cap stocks had been driven to excessive valuation levels compared to other asset classes. Also, we were concerned about international stocks given the ongoing European sovereign debt and

Nuveen Investments	7

banking crisis combined with growth slowdowns in emerging markets. In conjunction with the reduction in equities, we moved to expand the Fund’s presence in several alternative fixed-income asset classes.

Within the equity portfolio, domestic stocks continued to represent the largest weighting in the Fund. We broadly diversified the Fund’s domestic equity exposure using a number of Nuveen’s large-cap and mid-cap funds across the value-to-growth spectrum. With large caps representing the majority of the domestic equity portfolio, we continued to diversify this exposure throughout the fiscal year. In the large-cap core space, we shifted some assets out of two funds that have been held in the portfolio longer term. At the same time, we further increased and equalized the Fund’s weights in two dividend-oriented funds: the Nuveen Dividend Value Fund and the Nuveen Santa Barbara Dividend Growth Fund. We also increased diversification in the large-cap value and growth areas, while equalizing the Fund’s exposure to value after overweighting growth earlier in the year. To that end, we significantly lowered exposure to the Nuveen Large Cap Growth Opportunities Fund and to a lesser extent the Nuveen Large Cap Value Fund. At the same time, we increased the Fund’s positions in the Nuveen Winslow Large-Cap Growth Fund and the Nuveen NWQ Large-Cap Value Fund. We also lowered weightings in both mid-cap funds in the portfolio, while bringing down the Fund’s small-cap weighting to 0% during the period. Additionally, we tactically used futures contracts in the equity portfolio.

In light of the above-mentioned macro concerns, we lowered international equity exposure toward the end of the fiscal year relatively evenly across the Fund’s three holdings. However, our approach continued to be highly diversified with the bulk of the Fund’s exposure coming from the Nuveen International Select Fund. Managed by several subadvisors, this core international fund invests in a broad array of securities from across developed and emerging markets. The remaining international equity exposure was evenly balanced between two style-oriented funds managed by Nuveen affiliates: the Nuveen Santa Barbara International Growth Fund, which focuses on growth stocks, and the Nuveen Tradewinds International Value Fund, which has a value orientation.

We maintained a relatively neutral stance in the real assets sectors — commodities and real estate — and made no significant tactical shifts during the fiscal year. Commodities exposure continued to be achieved through two exchange-traded funds: the iShares® S&P GSCI® Commodity-Indexed Trust and the PowerShares DB Commodity Index Tracking Fund. The Fund gained real estate exposure through a small position in the Nuveen Real Estate Securities Fund.

During the fiscal year period, the Fund’s Board of Directors also approved a shift in the Fund’s investment policy regarding another alternative asset category: absolute return. Although the Board authorized up to a maximum of 20% in absolute return strategies, the Fund’s current target allocation remains significantly below that at around 6%. However, we requested the change to provide increased flexibility in the future as well as to improve the overall risk-return attributes of the Fund. We achieved the Fund’s exposure to the absolute return asset class through a position in the Nuveen Tactical Market Opportunities Fund, which we lowered slightly over the fiscal period. This conservatively managed product offers an alternative to traditional investment strategies by providing performance that is not heavily correlated with the direction of major markets. The Fund

8	Nuveen Investments

seeks to generate positive returns from asset allocation decisions, not individual security selection, using a combination of long and short positions in a broad array of investment vehicles covering markets around the world.

In terms of fixed income, the Nuveen Strategy Aggressive Growth Allocation Fund started the fiscal year with net short exposure to the asset class. Throughout the period, we lessened this short position while adding to holdings in the core and alternative asset classes. We added exposure to alternative fixed income products in an effort to capture more attractive current yields, while the additional core holdings helped to diversify our existing core fixed income exposure and counterbalance the increased risk profile of the Fund. In the alternative asset class category, we increased the Fund’s weighting in the Nuveen High Income Bond Fund, while initiating a position in the Nuveen Symphony Credit Opportunities Fund, which invests primarily in high-yielding bonds, senior bank loans and convertible securities. We also established another new holding in the final months of the reporting period: a recently launched hybrid product called the Nuveen Real Asset Income Fund. This Fund focuses on owning a global portfolio of income-generating securities related to the infrastructure and commercial real estate segments of the markets. These higher yielding securities include a combination of common stocks, preferred securities and high-yield bonds. Within the core portfolio, we introduced positions in the Nuveen Core Plus Bond Fund, the Nuveen Intermediate Term Bond Fund and the Nuveen Short Term Bond Fund.

Regarding futures contracts, we used equity and interest rate futures as an overlay strategy to adjust the exposures created by several funds that constitute the Aggressive Growth Allocation Strategy. For example, we purchased futures on the S&P 500® Index and the S&P Midcap 400® Index to increase the Fund’s exposure to stocks in these indexes. We also sold futures contracts on the Russell 2000® Index to decrease exposure to stocks in that index. Additionally, we sold futures contracts on U.S. Treasury 5-year notes and U.S. Treasury 10-year notes to reduce the Fund’s overall sensitivity to interest rate changes. Due to generally higher equity prices and lower interest rates, the derivative positions added mildly to performance.

We maintained a very small exposure to cash throughout the fiscal year to accommodate requirements for daily cash flows and futures collateral.

Nuveen Strategy Growth Allocation Fund

What was the Fund’s investment strategy and how did the Fund perform during this reporting period?

The Fund’s Class A Shares at NAV underperformed both the Morningstar index and the Lipper average for the twelve-month period ended August 31, 2012.

The Fund’s overall investment strategy is to invest primarily in a portfolio of other Nuveen funds to seek capital growth with a moderate level of current income, which is the Fund’s investment objective. Over time, the Fund pursues this objective by targeting an overall portfolio exposure of approximately 75% stock funds with the remaining 25% allocated to fixed income, commodities and absolute return funds. The Fund has the ability to invest in options, futures contracts and other derivatives to help manage risk or take advantage of

Nuveen Investments	9

potential market opportunities. During this period, the Fund tactically used equity and fixed-income futures to adjust its mix.

What were the Fund’s portfolio allocations over the twelve-month reporting period?

In an effort to achieve the Nuveen Strategy Growth Allocation Fund’s objective of providing capital growth with a moderate level of current income, we continued to position the majority of its portfolio in equities. However, throughout the fiscal year, we implemented a broader based theme of lowering the Fund’s equity exposure to underweight positions in the smaller cap and international segments. We believed small-cap stocks had been driven to excessive valuation levels compared to other asset classes. Also, we were concerned about international stocks given the ongoing European sovereign debt and banking crisis combined with growth slowdowns in emerging markets. In conjunction with the reduction in equities, we moved to expand the Fund’s presence in several alternative fixed-income asset classes.

Within the equity portfolio, domestic stocks continued to represent the largest weighting in the Fund. We broadly diversified the Fund’s domestic equity exposure using a number of Nuveen’s large-, mid- and small-cap funds across the value-to-growth spectrum. With large caps representing the majority of the domestic equity portfolio, we continued to diversify this exposure throughout the fiscal year. In the large-cap core space, we shifted some assets out of two funds that have been held in the portfolio longer term. At the same time, we further increased and equalized the Fund’s weights in two dividend-oriented funds: the Nuveen Dividend Value Fund and the Nuveen Santa Barbara Dividend Growth Fund. We also increased diversification in the large-cap value and growth areas, while equalizing the Fund’s exposure to value after overweighting growth earlier in the year. To that end, we significantly lowered exposure to the Nuveen Large Cap Growth Opportunities Fund and to a lesser extent the Nuveen Large Cap Value Fund. At the same time, we increased the Fund’s positions in the Nuveen Winslow Large-Cap Growth Fund and the Nuveen NWQ Large-Cap Value Fund. We also slightly lowered exposure to one of the two mid-cap funds in the portfolio, while bringing down the Fund’s small-cap weighting to a negligible amount during the period. Additionally, we tactically used futures contracts in the equity portfolio.

In light of the above-mentioned macro concerns, we lowered international equity exposure toward the end of the fiscal year across the Fund’s three holdings. However, our approach continued to be highly diversified with the bulk of the Fund’s exposure coming from the Nuveen International Select Fund. Managed by several subadvisors, this core international fund invests in a broad array of securities from across developed and emerging markets. The remaining international equity exposure was evenly balanced between two style-oriented funds managed by Nuveen affiliates: the Nuveen Santa Barbara International Growth Fund, which focuses on growth stocks, and the Nuveen Tradewinds International Value Fund, which has a value orientation.

Within fixed income, we continued to further diversify the Fund’s core portfolio while increasing exposure to alternative asset classes. The diversification within core holdings helped to counterbalance the increased risk profile of several of the alternative fixed income asset classes. In the core portfolio, we significantly lowered overall exposure to

10	Nuveen Investments

two longer term holdings, the Nuveen Core Plus Bond Fund and the Nuveen Strategic Income Fund. At the same time, we continued to increase our position in the Nuveen Intermediate Term Bond Fund, while introducing an even more conservative product from our fund family: the Nuveen Short Term Bond Fund. We also added exposure to alternative fixed income products in an effort to capture more attractive current yields. For example, we increased the Fund’s weighting throughout the period in the Nuveen High Income Bond Fund, which invests primarily in high-yield bonds. Early in the fiscal year, we also initiated and then slowly increased a position in the Nuveen Symphony Credit Opportunities Fund, which invests primarily in high-yielding bonds, senior bank loans and convertible securities. Additionally, we established two other new holdings in the Fund in the final months of the reporting period. One newcomer was the Nuveen All-American Municipal Bond Fund, which is comprised of primarily long-term, investment-grade municipal bonds. We also invested in a recently launched hybrid product from the fund family, the Nuveen Real Asset Income Fund. This Fund focuses on owning a global portfolio of income-generating securities related to the infrastructure and commercial real estate segments of the markets. These higher yielding securities include a combination of common stocks, preferred securities and high-yield bonds.

During the fiscal year period, the Fund’s Board of Directors also approved a shift in the Fund’s investment policy regarding another alternative asset class: absolute return. Although the Board authorized up to a maximum of 20% in absolute return strategies, the Fund’s current target allocation is significantly below that at around 8%. However, we requested the change to provide increased flexibility in the future as well as to improve the overall risk-return attributes of the Fund. During the fiscal year, we increased the Fund’s exposure to the absolute return asset class through a position in the Nuveen Tactical Market Opportunities Fund. This conservatively managed product offers an alternative to traditional investment strategies by providing performance that is not heavily correlated with the direction of major markets. The Fund seeks to generate positive returns from asset allocation decisions, not individual security selection, using a combination of long and short positions in a broad array of investment vehicles covering markets around the world.

We maintained a neutral stance in the real assets sectors — commodities, real estate and global infrastructure — and made no tactical shifts during the fiscal year. Commodities exposure continued to be achieved through two exchange-traded funds: the iShares® S&P GSCI® Commodity-Indexed Trust and the PowerShares DB Commodity Index Tracking Fund. The Fund gained real estate and global infrastructure exposure through positions in the Nuveen Real Estate Securities Fund and the Nuveen Global Infrastructure Fund.

Regarding futures contracts, we used equity and interest rate futures as an overlay strategy to adjust the exposures created by several funds that constitute the Growth Allocation Strategy. For example, we purchased futures on the S&P 500® Index and the S&P Midcap 400® Index to increase the Fund’s exposure to stocks in these indexes. We also sold futures contracts on the Russell 2000® Index to decrease exposure to stocks in that index. Additionally, we sold futures contracts on U.S. Treasury 5-year notes and 10-year notes to reduce the Fund’s overall sensitivity to interest rate changes. Due to generally higher equity prices and lower interest rates, the derivative positions added mildly to performance.

Nuveen Investments	11

We maintained a very small exposure to cash throughout the fiscal year to accommodate requirements for daily cash flows and futures collateral.

Nuveen Strategy Balanced Allocation Fund

What was the Fund’s investment strategy and how did the Fund perform during this reporting period?

The Fund’s Class A Shares at NAV underperformed both the Morningstar index and the Lipper average for the twelve-month period ended August 31, 2012.

The Fund’s overall investment strategy is to invest primarily in a portfolio of other Nuveen funds to seek capital growth and current income, the Fund’s investment objective. Over time, the Fund pursues this objective by targeting an overall portfolio exposure of approximately 60% stock funds with the remaining 40% allocated to fixed income, commodities and absolute return funds. The Fund has the ability to invest in options, futures contracts and other derivatives to help manage risk or take advantage of potential market opportunities. During this period, the Fund tactically used equity and fixed-income futures to adjust its mix.

What were the Fund’s portfolio allocations over the twelve-month reporting period?

In an effort to achieve the Nuveen Strategy Balanced Allocation Fund’s objective of providing both capital growth and current income, we continued to position the majority of its portfolio in equities. However, throughout the fiscal year, we implemented a broader based theme of lowering the Fund’s equity exposure to underweight positions in the smaller cap and international segments. We believed small-cap stocks had been driven to excessive valuation levels compared to other asset classes. Also, we were concerned about international stocks given the ongoing European sovereign debt and banking crisis combined with growth slowdowns in emerging markets. In conjunction with the reduction in equities, we moved to expand the Fund’s presence in several alternative fixed-income asset classes.

Within the equity portfolio, domestic stocks continued to represent the largest weighting in the Fund. We broadly diversified the Fund’s domestic equity exposure using a number of Nuveen’s large-, mid- and small-cap funds across the value-to-growth spectrum. With large caps representing the majority of the domestic equity portfolio, we continued to diversify this exposure throughout the fiscal year. In the large-cap core space, we shifted some assets out of two funds that have been held in the portfolio longer term. At the same time, we further increased and equalized the Fund’s weights in two dividend-oriented funds: the Nuveen Dividend Value Fund and the Nuveen Santa Barbara Dividend Growth Fund. We also increased diversification in the large-cap value and growth areas, while equalizing the Fund’s exposure to value after overweighting growth earlier in the year. To that end, we significantly lowered exposure to the Nuveen Large Cap Growth Opportunities Fund and to a lesser extent the Nuveen Large Cap Value Fund. At the same time, we increased the Fund’s positions in the Nuveen Winslow Large-Cap Growth Fund and the Nuveen NWQ Large-Cap Value Fund. While we maintained approximately the same small weightings in two mid-cap funds, we lowered the Fund’s small-cap exposure to a negligible amount during the period. We also tactically used futures contracts in the equity portfolio.

12	Nuveen Investments

In light of the above-mentioned macro concerns, we lowered international equity exposure toward the end of the fiscal year evenly across the Fund’s three holdings. However, our approach continued to be highly diversified with the bulk of the Fund’s exposure coming from the Nuveen International Select Fund. Managed by several subadvisors, this core international fund invests in a broad array of securities from across developed and emerging markets. The remaining international equity exposure was evenly balanced between two style-oriented funds managed by Nuveen affiliates: the Nuveen Santa Barbara International Growth Fund, which focuses on growth stocks, and the Nuveen Tradewinds International Value Fund, which has a value orientation.

Within fixed income, we continued to further diversify the Fund’s core portfolio while increasing exposure to alternative asset classes. The diversification within core holdings helped to counterbalance the increased risk profile of several of the alternative fixed income asset classes. In the core portfolio, we significantly lowered overall exposure to two longer term holdings, the Nuveen Core Plus Bond Fund and the Nuveen Strategic Income Fund. At the same time, we continued to increase our position in the Nuveen Intermediate Term Bond Fund, while introducing an even more conservative product from our fund family: the Nuveen Short Term Bond Fund. We also added exposure to alternative fixed income products in an effort to capture more attractive current yields. For example, we increased the Fund’s weighting throughout the period in the Nuveen High Income Bond Fund, which invests primarily in high-yield bonds. Early in the fiscal year, we also initiated and then slowly increased a position in the Nuveen Symphony Credit Opportunities Fund, which invests primarily in high-yielding bonds, senior bank loans and convertible securities. Additionally, we established two other new holdings in the Fund in the final months of the reporting period. One newcomer was the Nuveen All-American Municipal Bond Fund, which is comprised of primarily long-term, investment-grade municipal bonds. We also invested in a recently launched hybrid product from the fund family, the Nuveen Real Asset Income Fund. This Fund focuses on owning a global portfolio of income-generating securities related to the infrastructure and commercial real estate segments of the markets. These higher yielding securities include a combination of common stocks, preferred securities and high-yield bonds.

During the fiscal year period, the Fund’s Board of Directors also approved a shift in the Fund’s investment policy regarding another alternative asset class: absolute return. Although the Board authorized up to a maximum of 20% in absolute return strategies, the Fund’s current target allocation is significantly below that at around 9%. However, we requested the change to provide increased flexibility in the future as well as to improve the overall risk-return attributes of the Fund. During the fiscal year, we increased the Fund’s exposure to the absolute return asset class through a position in the Nuveen Tactical Market Opportunities Fund. This conservatively managed product offers an alternative to traditional investment strategies by providing performance that is not heavily correlated with the direction of major markets. The Fund seeks to generate positive returns from asset allocation decisions, not individual security selection, using a combination of long and short positions in a broad array of investment vehicles covering markets around the world.

Nuveen Investments	13

We maintained a neutral stance in the real assets sectors — commodities, real estate and global infrastructure — and made no tactical shifts during the fiscal year. Commodities exposure continued to be achieved through two exchange-traded funds: the iShares® S&P GSCI® Commodity-Indexed Trust and the PowerShares DB Commodity Index Tracking Fund. The Fund gained real estate and global infrastructure exposure through small positions in the Nuveen Real Estate Securities Fund and the Nuveen Global Infrastructure Fund.

Regarding futures contracts, we used equity and interest rate futures as an overlay strategy to adjust the exposures created by several funds that constitute the Balanced Allocation Strategy. For example, we purchased futures on the S&P 500® Index, the S&P Midcap 400® Index and the Russell 2000® Index to increase the Fund’s exposure to stocks in these indexes. Additionally, we sold futures contracts on U.S. Treasury 5-year and 10-year notes to reduce the Fund’s overall sensitivity to interest rate changes. Due to generally higher equity prices and lower interest rates, the derivative positions added mildly to performance.

We maintained a very small exposure to cash throughout the fiscal year to accommodate requirements for daily cash flows and futures collateral.

Nuveen Strategy Conservative Allocation Fund

What was the Fund’s investment strategy and how did the Fund perform during this reporting period?

The Fund’s Class A Shares at NAV outperformed both the Morningstar index and the Lipper average for the twelve-month period ended August 31, 2012.

The Fund’s overall investment strategy is to invest primarily in a portfolio of other Nuveen funds to seek a high level of current income consistent with limited risk to capital, which is the Fund’s investment objective. Over this period, the Fund pursued this objective by targeting an overall portfolio exposure of approximately 40% equity funds with the remaining 60% allocated to fixed income, commodities and absolute return funds. The Fund has the ability to invest in options, futures contracts and other derivatives to help manage risk or take advantage of potential market opportunities. During this period, the Fund tactically used equity and fixed-income futures to adjust its mix.

What were the Fund’s portfolio allocations over the twelve-month reporting period?

In an effort to achieve the Nuveen Strategy Conservative Allocation Fund’s objective of providing a high level of current income with limited risk to capital, we continued to position the majority of its portfolio in fixed income. Within fixed income, we continued to further diversify the Fund’s core portfolio while increasing exposure to alternative asset classes. The diversification within core holdings helped to counterbalance the increased risk profile of several of the alternative fixed income asset classes. In the core portfolio, we significantly lowered overall exposure to two longer term holdings, the Nuveen Core Plus Bond Fund and the Nuveen Strategic Income Fund. At the same time, we continued to increase our position in the Nuveen Intermediate Term Bond Fund, while introducing an even more conservative product from our fund family: the Nuveen Short Term Bond Fund.

14	Nuveen Investments

We also added exposure to alternative fixed income products in an effort to capture more attractive current yields. For example, we increased the Fund’s weighting throughout the period in the Nuveen High Income Bond Fund, which invests primarily in high-yield bonds. Early in the fiscal year, we also initiated and then slowly increased a position in the Nuveen Symphony Credit Opportunities Fund, which invests primarily in high-yielding bonds, senior bank loans and convertible securities. Additionally, we established two other new holdings in the Fund in the final months of the reporting period. One newcomer was the Nuveen All-American Municipal Bond Fund, which is comprised of primarily long-term, investment-grade municipal bonds. We also invested in a recently launched hybrid product from the fund family, the Nuveen Real Asset Income Fund. This Fund focuses on owning a global portfolio of income-generating securities related to the infrastructure and commercial real estate segments of the markets. These higher yielding securities include a combination of common stocks, preferred securities and high-yield bonds.

During the fiscal year period, the Fund’s Board of Directors also approved a shift in the Fund’s investment policy regarding another alternative asset class: absolute return. Although the Board authorized up to a maximum of 20% in absolute return strategies, the Fund’s current target allocation is significantly below that at around 10%. However, we requested the change to provide increased flexibility in the future as well as to improve the overall risk-return attributes of the Fund. During the fiscal year, we significantly increased the Fund’s absolute return exposure to its current level through a position in the Nuveen Tactical Market Opportunities Fund. This conservatively managed product offers an alternative to traditional investment strategies by providing performance that is not heavily correlated with the direction of major markets. The Fund seeks to generate positive returns from asset allocation decisions, not individual security selection, using a combination of long and short positions in a broad array of investment vehicles covering markets around the world.

Although the Nuveen Strategy Conservative Allocation Fund maintained very low exposure to equities during the reporting period, we funded some of the increased exposure to alternative asset classes by moving to underweight positions in the smaller cap and international equity segments. We believed small-cap stocks had been driven to excessive valuation levels compared to other asset classes. Also, we were concerned about international stocks given the ongoing European sovereign debt and banking crisis combined with growth slowdowns in emerging markets.

We broadly diversified the Fund’s domestic equity exposure using primarily Nuveen large-cap funds across the value-to-growth spectrum, while continuing to diversify this exposure throughout the fiscal year. We shifted some assets out of several Nuveen large-cap funds that have been held in the portfolio longer term. At the same time, we further increased the Fund’s weights in the Nuveen Santa Barbara Dividend Growth Fund and the Nuveen Large Cap Value Fund. We maintained very minimal exposure to mid-cap and small-cap stocks. We also tactically used futures contracts in the equity portfolio.

In light of the above-mentioned macro concerns, we lowered the Fund’s small international equity weighting toward the end of the fiscal year in two of the Fund’s three holdings. The bulk of the Fund’s international exposure continued to come from the Nuveen International Select Fund, a core fund managed by several subadvisors who

Nuveen Investments	15

invest in a broad array of securities from across developed and emerging markets. The remaining international equity exposure was balanced between two style-oriented funds managed by Nuveen affiliates: the Nuveen Santa Barbara International Growth Fund and the Nuveen Tradewinds International Value Fund.

We maintained a neutral stance in the real assets sectors — commodities, real estate and global infrastructure — and made no tactical shifts during the fiscal year. Commodities exposure continued to be achieved through an exchange-traded fund: the iShares® S&P GSCI® Commodity-Indexed Trust. The Fund gained real estate and global infrastructure exposure through small positions in the Nuveen Real Estate Securities Fund and the Nuveen Global Infrastructure Fund.

Regarding futures contracts, we used equity and interest rate futures as an overlay strategy to adjust the exposures created by several funds that constitute the Consecutive Allocation Strategy. For example, we purchased futures on the S&P 500® Index and the Russell 2000® Index to increase the Fund’s exposure to stocks in these indexes. Additionally, we sold futures contracts on U.S. Treasury 5-year and 10-year notes to reduce the Fund’s overall sensitivity to interest rate changes. Due to generally higher equity prices and lower interest rates, the derivative positions added mildly to performance.

We maintained a very small exposure to cash throughout the fiscal year to accommodate requirements for daily cash flows and futures collateral.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Asset allocation funds invest in various underlying funds (primarily Nuveen funds). Generally, your cost to invest in asset allocation funds will be greater than the cost to invest in shares of the underlying funds. Asset allocation funds are exposed to the risks of the underlying funds in proportion to each fund’s allocation. These risks include, but are not limited to, volatility related to small- and mid-cap stocks, the potential high volatility of commodities, foreign securities risk, and credit and interest-rate risk related to debt securities. The Funds’ potential use of derivative instrument involves a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount invested.

16	Nuveen Investments

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following eight pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	17

Fund Performance and Expense Ratios (continued)

Nuveen Strategy Aggressive Growth Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of August 31, 2012

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	7.87%	0.58%	6.75%
Class A Shares at maximum Offering Price	1.65%	-0.60%	6.11%
Morningstar Aggressive Target Risk Index*	9.01%	1.04%	8.33%
Lipper Flexible Portfolio Funds Classification Average*	5.18%	2.36%	6.67%

Class B Shares w/o CDSC	7.01%	-0.17%	5.94%
Class B Shares w/CDSC	2.01%	-0.37%	5.94%
Class C Shares	7.03%	-0.17%	5.95%
Class R3 Shares	7.58%	0.33%	6.53%
Class I Shares	8.13%	0.81%	7.01%

Average Annual Total Returns as of September 30, 2012 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	21.53%	0.16%	7.98%
Class A Shares at maximum Offering Price	14.54%	-1.02%	7.34%
Class B Shares w/o CDSC	20.68%	-0.59%	7.17%
Class B Shares w/CDSC	15.68%	-0.78%	7.17%
Class C Shares	20.62%	-0.58%	7.16%
Class R3 Shares	21.29%	-0.08%	7.76%
Class I Shares	21.97%	0.41%	8.24%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available only to certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios**	Net Expense Ratios**
Class A Shares	1.53%	1.31%
Class B Shares	2.28%	2.06%
Class C Shares	2.28%	2.06%
Class R3 Shares	1.78%	1.56%
Class I Shares	1.28%	1.06%

The Fund’s adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through January 31, 2013, so that total annual Fund operating expenses, after fee waivers and/or expenses reimbursements and excluding acquired fund fees and expenses, do not exceed .40%, 1.15%, 1.15%, .65%, and .15% for Class A, Class B, Class C, Class R3, and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Refer to the Glossary of Terms Used in the Report for definitions. Indexes and Lipper averages are not available for direct investment.

**	The expense ratios include acquired fund fees and expenses of 0.91%, which reflect the fees and expenses of the underlying funds in which the Fund invests.

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of August 31, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Fund Performance and Expense Ratios (continued)

Nuveen Strategy Growth Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of August 31, 2012

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	8.10%	1.72%	6.59%
Class A Shares at maximum Offering Price	1.86%	0.51%	5.96%
Morningstar Moderately Aggressive Target Risk Index*	8.65%	2.27%	8.08%
Lipper Mixed-Asset Target Allocation Growth Funds Classification Average*	9.43%	1.44%	5.97%

Class B Shares w/o CDSC	7.24%	0.96%	5.79%
Class B Shares w/CDSC	2.24%	0.79%	5.79%
Class C Shares	7.24%	0.96%	5.79%
Class R3 Shares	7.91%	1.46%	6.37%
Class I Shares	8.45%	1.99%	6.85%

Average Annual Total Returns as of September 30, 2012 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	19.57%	1.35%	7.61%
Class A Shares at maximum Offering Price	12.74%	0.16%	6.98%
Class B Shares w/o CDSC	18.72%	0.59%	6.81%
Class B Shares w/CDSC	13.72%	0.42%	6.81%
Class C Shares	18.70%	0.61%	6.82%
Class R3 Shares	19.29%	1.08%	7.38%
Class I Shares	19.90%	1.60%	7.89%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available only to certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios**	Net Expense Ratios**
Class A Shares	1.46%	1.26%
Class B Shares	2.21%	2.01%
Class C Shares	2.21%	2.01%
Class R3 Shares	1.71%	1.51%
Class I Shares	1.21%	1.01%

The Fund’s adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through January 31, 2013, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed .40%, 1.15%, 1.15%, .65%, and .15% for Class A, Class B, Class C, Class R3, and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Refer to the Glossary of Terms Used in the Report for definitions. Indexes and Lipper averages are not available for direct investment.

**	The expense ratios include acquired fund fees and expenses of 0.86%, which reflect the fees and expenses of the underlying funds in which the Fund invests.

20	Nuveen Investments

Growth of an Assumed $10,000 Investment as of August 31, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	21

Fund Performance and Expense Ratios (continued)

Nuveen Strategy Balanced Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of August 31, 2012

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	8.31%	2.62%	6.34%
Class A Shares at maximum Offering Price	2.11%	1.41%	5.71%
Morningstar Moderate Target Risk Index*	8.45%	3.60%	7.57%
Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average*	8.73%	2.38%	5.94%

Class B Shares w/o CDSC	7.50%	1.84%	5.53%
Class B Shares w/CDSC	2.50%	1.67%	5.53%
Class C Shares	7.49%	1.86%	5.55%
Class R3 Shares	8.01%	2.35%	6.10%
Class I Shares	8.50%	2.87%	6.60%

Average Annual Total Returns as of September 30, 2012 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	17.87%	2.32%	7.16%
Class A Shares at maximum Offering Price	11.10%	1.11%	6.52%
Class B Shares w/o CDSC	17.02%	1.54%	6.34%
Class B Shares w/CDSC	12.02%	1.37%	6.34%
Class C Shares	17.00%	1.54%	6.36%
Class R3 Shares	17.65%	2.05%	6.93%
Class I Shares	18.22%	2.56%	7.42%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available only to certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios**	Net Expense Ratios**
Class A Shares	1.37%	1.24%
Class B Shares	2.12%	1.99%
Class C Shares	2.12%	1.99%
Class R3 Shares	1.62%	1.49%
Class I Shares	1.12%	0.99%

The Fund’s adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through January 31, 2013, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed .40%, 1.15%, 1.15%, .65%, and .15% for Class A, Class B, Class C, Class R3, and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Refer to the Glossary of Terms Used in the Report for definitions. Indexes and Lipper averages are not available for direct investment.

**	The expense ratios include acquired fund fees and expenses of 0.84%, which reflect the fees and expenses of the underlying funds in which the Fund invests.

22	Nuveen Investments

Growth of an Assumed $10,000 Investment as of August 31, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	23

Fund Performance and Expense Ratios (continued)

Nuveen Strategy Conservative Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of August 31, 2012*

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	7.64%	4.48%	5.84%
Class A Shares at maximum Offering Price	1.49%	3.24%	5.22%
Morningstar Moderately Conservative Target Risk Index*	7.59%	4.47%	6.72%
Lipper Mixed-Asset Target Allocation Conservative Funds Classification Average*	7.51%	3.81%	5.44%

Class B Shares w/o CDSC	6.78%	3.69%	5.05%
Class B Shares w/CDSC	1.78%	3.52%	5.05%
Class C Shares	6.78%	3.70%	5.05%
Class R3 Shares	7.33%	4.22%	5.61%
Class I Shares	7.94%	4.76%	6.11%

Average Annual Total Returns as of September 30, 2012 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	13.24%	4.33%	6.30%
Class A Shares at maximum Offering Price	6.71%	3.11%	5.67%
Class B Shares w/o CDSC	12.38%	3.55%	5.50%
Class B Shares w/CDSC	7.38%	3.38%	5.50%
Class C Shares	12.37%	3.56%	5.51%
Class R3 Shares	12.93%	4.07%	6.07%
Class I Shares	13.45%	4.58%	6.56%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available only to certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios**	Net Expense Ratios**
Class A Shares	1.34%	1.16%
Class B Shares	2.09%	1.91%
Class C Shares	2.09%	1.91%
Class R3 Shares	1.59%	1.41%
Class I Shares	1.09%	0.91%

The Fund’s adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through January 31, 2013, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed .40%, 1.15%, 1.15%, .65%, and .15% for Class A, Class B, Class C, Class R3, and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Refer to the Glossary of Terms Used in the Report for definitions. Indexes and Lipper averages are not available for direct investment.

**	The expense ratios include acquired fund fees and expenses of 0.76%, which reflect the fees and expenses of the underlying funds in which the Fund invests.

24	Nuveen Investments

Growth of an Assumed $10,000 Investment as of August 31, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	25

Holding Summaries as of August 31, 2012

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

A copy of the most recent financial statements for the underlying funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds in which the Fund invests are also available by calling Nuveen Investments at (800) 257-8787 or on its website at http://www.nuveen.com.

Nuveen Strategy Aggressive Growth Allocation Fund

Non-Affiliated Commodity Funds	Weighting[1]		1-Year Total Returns[2]
iShares S&P GSCI Commodity-Indexed Trust	3.1%		0.44%
PowerShares DB Commodity Index Tracking Fund	2.0%		(4.87)%

Affiliated Equity Funds
Nuveen Dividend Value Fund (Class I)	6.1%		16.57%
Nuveen International Select Fund (Class I)	17.8%		(3.91)%
Nuveen Large Cap Growth Opportunities Fund (Class I)	6.0%		11.04%
Nuveen Large Cap Select Fund (Class I)	3.3%		15.58%
Nuveen Large Cap Value Fund (Class I)[3]	6.1%		16.20%
Nuveen Mid Cap Growth Opportunities Fund (Class I)	1.1%		12.08%
Nuveen Mid Cap Value Fund (Class I)	1.4%		9.42%
Nuveen NWQ Large-Cap Value Fund (Class I)	3.7%		14.40%
Nuveen Quantitative Enhanced Core Equity Fund (Class I)	7.5%		14.94%
Nuveen Real Asset Income Fund (Class I)	1.0%		16.05%	[4]
Nuveen Real Estate Securities Fund (Class I)	4.0%		20.24%
Nuveen Santa Barbara Dividend Growth Fund (Class I)	6.0%		15.18%
Nuveen Santa Barbara International Growth Fund (Class I)	3.8%		(6.38)%
Nuveen Small Cap Select Fund (Class I)	0.0%	[5]	17.17%
Nuveen Small Cap Value Fund (Class I)	0.0%	[5]	13.16%
Nuveen Tactical Market Opportunities Fund (Class I)	6.0%		3.61%
Nuveen Tradewinds International Value Fund (Class I)	3.8%		(12.06)%
Nuveen Winslow Large-Cap Growth Fund (Class I)	3.9%		11.49%

Affiliated Fixed Income Funds
Nuveen Core Plus Bond Fund (Class I)	1.4%		7.40%
Nuveen High Income Bond Fund (Class I)	1.9%		12.66%
Nuveen High Yield Municipal Bond Fund (Class I)	1.6%		21.41%
Nuveen Inflation Protected Securities Fund (Class I)	0.0%	[5]	8.51%
Nuveen Intermediate Term Bond Fund (Class I)	1.9%		5.74%
Nuveen Preferred Securities Fund (Class I)	1.2%		15.14%
Nuveen Short Term Bond Fund (Class I)	0.7%		3.90%
Nuveen Strategic Income Fund (Class I)	1.0%		9.51%
Nuveen Symphony Credit Opportunities Fund (Class I)	1.6%		15.39%

Short-Term Investments	Weighting[1]
First American Treasury Obligations Fund, Class Z	0.4%
U.S. Treasury Bills	1.5%

1	As a percentage of net assets, as of August 31, 2012. Holdings are subject to change. Percentages will not add to 100% due to the exclusion of Other Assets Less Liabilities.

2	As of August 31, 2012.

3	The Nuveen Large Cap Fund reorganized into the Nuveen Dividend Value Fund after the close of business on October 12, 2012.

4	The Nuveen Real Asset Income Fund commenced operations on September 13, 2011. The return shown is cumulative since inception.

5	Rounds to less than 0.1%.

26	Nuveen Investments

Nuveen Strategy Growth Allocation Fund

Non-Affiliated Commodity Funds	Weighting[1]		1-Year Total Returns[2]
iShares S&P GSCI Commodity-Indexed Trust	3.1%		0.44%
PowerShares DB Commodity Index Tracking Fund	1.0%		(4.87)%

Affiliated Equity Funds
Nuveen Dividend Value Fund (Class I)	5.2%		16.57%
Nuveen Global Infrastructure Fund (Class I)	1.0%		8.97%
Nuveen International Select Fund (Class I)	13.7%		(3.91)%
Nuveen Large Cap Growth Opportunities Fund (Class I)	5.1%		11.04%
Nuveen Large Cap Select Fund (Class I)	2.6%		15.58%
Nuveen Large Cap Value Fund (Class I)[3]	5.2%		16.20%
Nuveen Mid Cap Growth Opportunities Fund (Class I)	1.5%		12.08%
Nuveen Mid Cap Value Fund (Class I)	1.9%		9.42%
Nuveen NWQ Large-Cap Value Fund (Class I)	3.0%		14.40%
Nuveen Quantitative Enhanced Core Equity Fund (Class I)	6.5%		14.94%
Nuveen Real Asset Income Fund (Class I)	1.0%		16.05%	[4]
Nuveen Real Estate Securities Fund (Class I)	3.9%		20.24%
Nuveen Santa Barbara Growth Fund (Class I)	5.2%		15.18%
Nuveen Santa Barbara International Growth Fund (Class I)	2.8%		(6.38)%
Nuveen Small Cap Growth Opportunities Fund (Class I)	0.1%		12.73%
Nuveen Small Cap Select Fund (Class I)	0.1%		17.17%
Nuveen Tactical Market Opportunities Fund (Class I)	7.6%		3.61%
Nuveen Tradewinds International Value Fund (Class I)	2.7%		(12.06)%
Nuveen Winslow Large-Cap Growth Fund (Class I)	3.1%		11.49%

Affiliated Fixed Income Funds
Nuveen All-American Municipal Bond Fund (Class I)	0.5%		14.23%
Nuveen Core Plus Bond Fund (Class I)	4.2%		7.40%
Nuveen High Income Bond Fund (Class I)	2.8%		12.66%
Nuveen High Yield Municipal Bond Fund (Class I)	3.0%		21.41%
Nuveen Inflation Protected Securities Fund (Class I)	0.0%	[5]	8.51%
Nuveen Intermediate Term Bond Fund (Class I)	4.2%		5.74%
Nuveen Preferred Securities Fund (Class I)	1.4%		15.14%
Nuveen Short Term Bond Fund (Class I)	1.9%		3.90%
Nuveen Strategic Income Fund (Class I)	1.6%		9.51%
Nuveen Symphony Credit Opportunities Fund (Class I)	2.1%		15.39%

Short-Term Investments	Weighting[1]
First American Treasury Obligations Fund, Class Z	0.8%
U.S. Treasury Bills	1.2%

1	As a percentage of net assets, as of August 31, 2012. Holdings are subject to change. Percentages will not add to 100% due to the exclusion of Other Assets Less Liabilities.

2	As of August 31, 2012.

3	The Nuveen Large Cap Value Fund reorganized into the Nuveen Dividend Value Fund after the close of business on October 12, 2012.

4	The Nuveen Real Asset Income Fund commenced operations on September 13, 2011. The return shown is cumulative since inception.

5	Rounds to less than 0.1%.

Nuveen Investments	27

Holding Summaries (continued) as of August 31, 2012

Nuveen Strategy Balanced Allocation Fund

Non-Affiliated Commodity Funds	Weighting[1]		1-Year Total Returns[2]
iShares S&P GSCI Commodity-Indexed Trust	2.6%		0.44%
PowerShares DB Commodity Index Tracking Fund	0.3%		(4.87)%

Affiliated Equity Funds
Nuveen Dividend Value Fund (Class I)	4.3%		16.57%
Nuveen Global Infrastructure Fund (Class I)	1.0%		8.97%
Nuveen International Select Fund (Class I)	11.3%		(3.91)%
Nuveen Large Cap Growth Opportunities Fund (Class I)	3.8%		11.04%
Nuveen Large Cap Select Fund (Class I)	1.6%		15.58%
Nuveen Large Cap Value Fund (Class I)[3]	3.8%		16.20%
Nuveen Mid Cap Growth Opportunities Fund (Class I)	1.4%		12.08%
Nuveen Mid Cap Value Fund (Class I)	1.5%		9.42%
Nuveen NWQ Large-Cap Value Fund (Class I)	2.1%		14.40%
Nuveen Quantitative Enhanced Core Equity Fund (Class I)	4.5%		14.94%
Nuveen Real Asset Income Fund (Class I)	1.0%		16.05%	[4]
Nuveen Real Estate Securities Fund (Class I)	3.0%		20.24%
Nuveen Santa Barbara Growth Fund (Class I)	4.3%		15.18%
Nuveen Santa Barbara International Growth Fund (Class I)	2.3%		(6.38)%
Nuveen Small Cap Growth Opportunities Fund (Class I)	0.1%		12.73%
Nuveen Small Cap Select Fund (Class I)	0.0%		17.17%
Nuveen Tactical Market Opportunities Fund (Class I)	8.7%		3.61%
Nuveen Tradewinds International Value Fund (Class I)	2.2%		(12.06)%
Nuveen Winslow Large-Cap Growth Fund (Class I)	2.6%		11.49%

Affiliated Fixed Income Funds
Nuveen All-American Municipal Bond Fund (Class I)	1.0%		14.23%
Nuveen Core Plus Bond Fund (Class I)	9.1%		7.40%
Nuveen High Income Bond Fund (Class I)	2.6%		12.66%
Nuveen High Yield Municipal Bond Fund (Class I)	3.3%		21.41%
Nuveen Inflation Protected Securities Fund (Class I)	0.0%	[5]	8.51%
Nuveen Intermediate Term Bond Fund (Class I)	9.2%		5.74%
Nuveen Preferred Securities Fund (Class I)	1.0%		15.14%
Nuveen Short Tern Bond Fund (Class I)	4.5%		3.90%
Nuveen Strategic Income Fund (Class I)	3.6%		9.51%
Nuveen Symphony Credit Opportunities Fund (Class I)	1.9%		15.39%

Short-Term Investments	Weighting[1]
First American Treasury Obligations Fund, Class Z	0.5%
U.S. Treasury Bills	1.0%

1	As a percentage of net assets, as of August 31, 2012. Holdings are subject to change. Percentages will not add to 100% due to the exclusion of Other Assets Less Liabilities.

2	As of August 31, 2012.

3	The Nuveen Large Cap Value Fund reorganized into the Nuveen Dividend Value Fund after the close of business on October 12, 2012.

4	The Nuveen Real Asset Income Fund commenced operations on September 13, 2011. The return shown is cumulative since inception.

5	Rounds to less than 0.1%.

28	Nuveen Investments

Nuveen Strategy Conservative Allocation Fund

Non-Affiliated Commodity Funds	Weighting[1]		1-Year Total Returns[2]
iShares S&P GSCI Commodity-Indexed Trust	1.0%		0.44%

Affiliated Equity Funds
Nuveen Dividend Value Fund (Class I)	2.7%		16.57%
Nuveen Global Infrastructure Fund (Class I)	3.0%		8.97%
Nuveen International Select Fund (Class I)	4.7%		(3.91)%
Nuveen Large Cap Growth Opportunities Fund (Class I)	1.8%		11.04%
Nuveen Large Cap Select Fund (Class I)	0.8%		15.58%
Nuveen Large Cap Value Fund (Class I)[3]	1.8%		16.20%
Nuveen Mid Cap Growth Opportunities Fund (Class I)	1.0%		12.08%
Nuveen NWQ Large-Cap Value Fund (Class I)	1.0%		14.40%
Nuveen Quantitative Enhanced Core Equity Fund (Class I)	2.2%		14.94%
Nuveen Real Asset Income Fund (Class I)	1.1%		16.05%	[4]
Nuveen Real Estate Securities Fund (Class I)	1.1%		20.24%
Nuveen Santa Barbara Growth Fund (Class I)	2.2%		15.18%
Nuveen Santa Barbara International Growth Fund (Class I)	1.1%		(6.38)%
Nuveen Small Cap Select Fund (Class I)	0.5%		17.17%
Nuveen Tactical Market Opportunities Fund (Class I)	10.1%		3.61%
Nuveen Tradewinds International Value Fund (Class I)	0.9%		(12.06)%
Nuveen Winslow Large-Cap Growth Fund (Class I)	1.2%		11.49%

Affiliated Fixed Income Funds
Nuveen All-American Municipal Bond Fund (Class I)	2.0%		14.23%
Nuveen Core Plus Bond Fund (Class I)	16.3%		7.40%
Nuveen High Income Bond Fund (Class I)	2.5%		12.66%
Nuveen High Yield Municipal Bond Fund (Class I)	2.2%		21.41%
Nuveen Inflation Protected Securities Fund (Class I)	0.0%	[5]	8.51%
Nuveen Intermediate Term Bond Fund (Class I)	19.0%		5.74%
Nuveen Preferred Securities Fund (Class I)	0.8%		15.14%
Nuveen Short Term Bond Fund (Class I)	8.7%		3.90%
Nuveen Strategic Income Fund (Class I)	8.1%		9.51%
Nuveen Symphony Credit Opportunities Fund (Class I)	1.4%		15.39%

Short-Term Investments	Weighting[1]
First American Treasury Obligations Fund, Class Z	0.6%
U.S. Treasury Bills	0.3%

1	As a percentage of net assets, as of August 31, 2012. Holdings are subject to change. Percentages will not add to 100% due to the exclusion of Other Assets Less Liabilities.

2	As of August 31, 2012.

3	The Nuveen Large Cap Value Fund reorganized into the Nuveen Value Fund after the Close of business on October 12, 2012.

4	The Nuveen Real Asset Income Fund commenced operations on September 13, 2011. The return shown is cumulative since inception.

5	Rounds to less than 0.1%.

Nuveen Investments	29

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher. In addition to the fees and expenses which the Funds bears directly; the Funds indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Funds invests. These underlying fees and expenses are not reflected in the expense ratios. Because the underlying funds have varied expenses and fee levels and the Funds may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Funds will vary.

30	Nuveen Investments

Nuveen Strategy Aggressive Growth Allocation Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (3/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (8/31/12)	$996.20	$992.10	$992.10	$995.30	$996.90	$1,023.13	$1,019.36	$1,019.36	$1,021.87	$1,024.38
Expenses Incurred During Period	$2.01	$5.76	$5.76	$3.26	$0.75	$2.03	$5.84	$5.84	$3.30	$0.76

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .40%, 1.15%, 1.15%, .65% and ..15% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Strategy Growth Allocation Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (3/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (8/31/12)	$1,005.20	$1,000.90	$1,000.90	$1,004.40	$1,006.90	$1,023.13	$1,019.36	$1,019.36	$1,021.87	$1,024.38
Expenses Incurred During Period	$2.02	$5.78	$5.78	$3.27	$0.76	$2.03	$5.84	$5.84	$3.30	$0.76

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .40%, 1.15%, 1.15%, .65% and ..15% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Strategy Balanced Allocation Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (3/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (8/31/12)	$1,011.40	$1,006.80	$1,007.80	$1,010.30	$1,011.80	$1,023.13	$1,019.36	$1,019.36	$1,021.87	$1,024.38
Expenses Incurred During Period	$2.02	$5.80	$5.80	$3.28	$0.76	$2.03	$5.84	$5.84	$3.30	$0.76

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .40%, 1.15%, 1.15%, .65% and ..15% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Strategy Conservative Allocation Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (3/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (8/31/12)	$1,021.40	$1,017.70	$1,017.70	$1,019.40	$1,022.70	$1,023.13	$1,019.36	$1,019.36	$1,021.87	$1,024.38
Expenses Incurred During Period	$2.03	$5.83	$5.83	$3.30	$0.76	$2.03	$5.84	$5.84	$3.30	$0.76

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .40%, 1.15%, 1.15%, .65% and ..15% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Investments	31

Report of

Independent Registered

Public Accounting Firm

To the Board of Directors and Shareholders of

Nuveen Strategy Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Nuveen Strategy Aggressive Growth Allocation Fund, Nuveen Strategy Growth Allocation Fund, Nuveen Strategy Balanced Allocation Fund, and Nuveen Strategy Conservative Allocation Fund, (each a series of the Nuveen Strategy Funds, Inc., hereinafter referred to as the “Funds”) at August 31, 2012, the results of each of their operations, the changes in each of their net assets and the financial highlights for the year ended August 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of Nuveen Strategy Aggressive Growth Allocation Fund, Nuveen Strategy Growth Allocation Fund, Nuveen Strategy Balanced Allocation Fund, and Nuveen Strategy Conservative Allocation Fund for the periods ended August 31, 2011 and prior were audited by other independent auditors whose report dated October 7, 2011 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

October 26, 2012

32	Nuveen Investments

Portfolio of Investments

Nuveen Strategy Aggressive Growth Allocation Fund

August 31, 2012

Shares	Description (1), (7)		Value

	COMMODITY FUNDS – 5.1%

	Non-Affiliated Commodity Funds – 5.1%

86,157	iShares S&P GSCI Commodity-Indexed Trust, (2)		$2,975,863

69,332	PowerShares DB Commodity Index Tracking Fund, (2)		1,996,068
	Total Commodity Funds (cost $5,043,106)		4,971,931
	EQUITY FUNDS – 81.5%

	Affiliated Equity Funds – 81.5%

405,838	Nuveen Dividend Value Fund (Class I)		5,896,825

1,985,589	Nuveen International Select Fund (Class I)		17,215,058

161,612	Nuveen Large Cap Growth Opportunities Fund (Class I)		5,832,582

238,978	Nuveen Large Cap Select Fund (Class I)		3,195,142

360,856	Nuveen Large Cap Value Fund (Class I), (8)		5,860,301

23,060	Nuveen Mid Cap Growth Opportunities Fund (Class I)		1,090,758

57,297	Nuveen Mid Cap Value Fund (Class I)		1,335,583

206,102	Nuveen NWQ Large-Cap Value Fund (Class I)		3,612,975

310,345	Nuveen Quantitative Enhanced Core Equity Fund (Class I)		7,277,589

44,809	Nuveen Real Asset Income Fund (Class I)		998,336

176,029	Nuveen Real Estate Securities Fund (Class I)		3,865,602

217,585	Nuveen Santa Barbara Dividend Growth Fund (Class I)		5,781,244

136,056	Nuveen Santa Barbara International Growth Fund (Class I)		3,646,300

2,577	Nuveen Small Cap Select Fund (Class I)		38,475

3,106	Nuveen Small Cap Value Fund (Class I), (2)		40,065

511,229	Nuveen Tactical Market Opportunities Fund (Class I)		5,792,226

174,078	Nuveen Tradewinds International Value Fund (Class I)		3,643,459

110,469	Nuveen Winslow Large-Cap Growth Fund (Class I)		3,740,479
	Total Equity Funds (cost $83,079,113)		78,862,999
	FIXED INCOME FUNDS – 11.3%

	Affiliated Fixed Income Funds – 11.3%

114,559	Nuveen Core Plus Bond Fund (Class I)		1,357,526

209,699	Nuveen High Income Bond Fund (Class I)		1,853,742

92,804	Nuveen High Yield Municipal Bond Fund (Class I)		1,566,533

70	Nuveen Inflation Protected Securities Fund (Class I)		843

165,550	Nuveen Intermediate Term Bond Fund (Class I)		1,784,625

65,632	Nuveen Preferred Securities Fund (Class I)		1,105,904

70,856	Nuveen Short Term Bond Fund (Class I)		710,691

86,714	Nuveen Strategic Income Fund (Class I)		966,856

71,753	Nuveen Symphony Credit Opportunities Fund (Class I)		1,552,734
	Total Fixed Income Funds (cost $10,435,938)		10,899,454

Shares	Description (1)	Coupon	Value
	SHORT-TERM INVESTMENTS – 1.9%

	Money Market Funds – 0.4%

387,579	First American Treasury Obligations Fund, Class Z	0.000% (4)	$387,579

Nuveen Investments	33

Portfolio of Investments

Nuveen Strategy Aggressive Growth Allocation Fund (continued)

August 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	U.S. Government and Agency Obligations – 1.5%

$1,495	U.S. Treasury Bills, (5)	0.078%	9/20/12	Aaa	$1,494,942
	Total Short-Term Investments (cost $1,882,512)				1,882,521
	Total Investments (cost $100,440,669) – 99.8%				96,616,905
	Other Assets Less Liabilities – 0.2% (6)				178,807
	Net Assets – 100%				$96,795,712

Investments in Derivatives at August 31, 2012

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
Russell 2000 E-Mini	Long	7	9/12	$567,770	$37,951
S&P 500 Index	Long	16	9/12	5,620,400	380,136
S&P Mid Cap 400 E-Mini	Long	24	9/12	2,329,920	129,080
U.S. 5-Year Treasury Note	Short	(61)	12/12	(7,604,508)	(21,010)
					$526,157

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	The rate shown is the annualized seven-day effective yield as of August 31, 2012.

(5)	Investment, or portion of investment, segregated as collateral for investments in derivatives. Yield shown is effective yield as of August 31, 2012.

(6)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as noted in Investments in Derivatives at August 31, 2012.

(7)	A copy of the most recent financial statements for the underlying funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds in which the Fund invests are also available by calling Nuveen Investments at (800) 257-8787 or on its website at http://www.nuveen.com.

(8)	The Nuveen Large Cap Value Fund reorganized into the Nuveen Dividend Value Fund after the close of business on October 12, 2012.

See accompanying notes to financial statements.

34	Nuveen Investments

Portfolio of Investments

Nuveen Strategy Growth Allocation Fund

August 31, 2012

Shares	Description (1), (7)		Value

	COMMODITY FUNDS – 4.1%

	Non-Affiliated Commodity Funds – 4.1%

138,810	iShares S&P GSCI Commodity-Indexed Trust, (2)		$4,794,497

55,429	PowerShares DB Commodity Index Tracking Fund, (2)		1,595,801
	Total Commodity Funds (cost $6,749,941)		6,390,298
	EQUITY FUNDS – 72.2%

	Affiliated Equity Funds – 72.2%

549,870	Nuveen Dividend Value Fund (Class I)		7,989,613

172,930	Nuveen Global Infrastructure Fund (Class I)		1,632,460

2,453,578	Nuveen International Select Fund (Class I)		21,272,520

217,869	Nuveen Large Cap Growth Opportunities Fund (Class I)		7,862,880

303,196	Nuveen Large Cap Select Fund (Class I)		4,053,730

493,831	Nuveen Large Cap Value Fund (Class I), (8)		8,019,822

49,968	Nuveen Mid Cap Growth Opportunities Fund (Class I)		2,363,506

126,884	Nuveen Mid Cap Value Fund (Class I)		2,957,667

268,453	Nuveen NWQ Large-Cap Value Fund (Class I)		4,705,974

429,434	Nuveen Quantitative Enhanced Core Equity Fund (Class I)		10,070,227

70,588	Nuveen Real Asset Income Fund (Class I)		1,572,706

276,476	Nuveen Real Estate Securities Fund (Class I)		6,071,420

301,311	Nuveen Santa Barbara Growth Fund (Class I)		8,005,822

159,738	Nuveen Santa Barbara International Growth Fund (Class I)		4,280,984

3,842	Nuveen Small Cap Growth Opportunities Fund (Class I)		92,373

6,596	Nuveen Small Cap Select Fund (Class I)		98,485

1,037,122	Nuveen Tactical Market Opportunities Fund (Class I)		11,750,587

197,066	Nuveen Tradewinds International Value Fund (Class I)		4,124,596

143,216	Nuveen Winslow Large-Cap Growth Fund (Class I)		4,849,302
	Total Equity Funds (cost $112,643,451)		111,774,674
	FIXED INCOME FUNDS – 21.7%

	Affiliated Fixed Income Funds – 21.7%

65,771	Nuveen All-American Municipal Bond Fund (Class I)		767,547

540,910	Nuveen Core Plus Bond Fund (Class I)		6,409,790

496,925	Nuveen High Income Bond Fund (Class I)		4,392,818

271,365	Nuveen High Yield Municipal Bond Fund (Class I)		4,580,644

4,436	Nuveen Inflation Protected Securities Fund (Class I)		53,057

603,028	Nuveen Intermediate Term Bond Fund (Class I)		6,500,648

130,977	Nuveen Preferred Securities Fund (Class I)		2,206,962

293,170	Nuveen Short Term Bond Fund (Class I)		2,940,495

222,303	Nuveen Strategic Income Fund (Class I)		2,478,678

152,904	Nuveen Symphony Credit Opportunities Fund (Class I)		3,308,833
	Total Fixed Income Funds (cost $32,170,848)		33,639,472

Shares	Description (1)	Coupon	Value
	SHORT-TERM INVESTMENTS – 2.0%

	Money Market Funds – 0.8%

1,249,071	First American Treasury Obligations Fund, Class Z	0.000% (4)	$1,249,071

Nuveen Investments	35

Portfolio of Investments

Nuveen Strategy Growth Allocation Fund (continued)

August 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	U.S. Government and Agency Obligations – 1.2%

$1,800	U.S. Treasury Bills, (5)	0.078%	9/20/12	Aaa	$1,799,930
	Total Short-Term Investments (cost $3,048,991)				3,049,001
	Total Investments (cost $154,613,231) – 100.0%				154,853,445
	Other Assets Less Liabilities – 0.0% (6)				(38,870)
	Net Assets – 100%				$154,814,575

Investments in Derivatives at August 31, 2012

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
Russell 2000 E-Mini	Short	(5)	9/12	$(405,550)	$(27,168)
S&P 500 Index	Long	25	9/12	8,781,875	593,963
S&P Mid Cap 400 E-Mini	Long	17	9/12	1,650,360	91,432
U.S. 5-Year Treasury Note	Short	(79)	12/12	(9,848,461)	(28,086)
					$630,141

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	The rate shown is the annualized seven-day effective yield as of August 31, 2012.

(5)	Investment, or portion of investment, segregated as collateral for investments in derivatives. Yield shown is effective yield as of August 31, 2012.

(6)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as noted in Investments in Derivatives at August 31, 2012.

(7)	A copy of the most recent financial statements for the underlying funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds in which the Fund invests are also available by calling Nuveen Investments at (800) 257-8787 or on its website at http://www.nuveen.com.

(8)	The Nuveen Large Cap Value Fund reorganized into the Nuveen Dividend Value Fund after the close of business on October 12, 2012.

See accompanying notes to financial statements.

36	Nuveen Investments

Portfolio of Investments

Nuveen Strategy Balanced Allocation Fund

August 31, 2012

Shares	Description (1), (7)		Value

	COMMODITY FUNDS – 2.9%

	Non-Affiliated Commodity Funds – 2.9%

269,258	iShares S&P GSCI Commodity-Indexed Trust, (2)		$9,300,171

45,622	PowerShares DB Commodity Index Tracking Fund, (2)		1,313,458
	Total Commodity Funds (cost $9,678,388)		10,613,629
	EQUITY FUNDS – 59.5%

	Affiliated Equity Funds – 59.5%

1,067,146	Nuveen Dividend Value Fund (Class I)		15,505,634

398,432	Nuveen Global Infrastructure Fund (Class I)		3,761,200

4,735,028	Nuveen International Select Fund (Class I)		41,052,689

379,587	Nuveen Large Cap Growth Opportunities Fund (Class I)		13,699,297

432,366	Nuveen Large Cap Select Fund (Class I)		5,780,731

852,768	Nuveen Large Cap Value Fund (Class I), (8)		13,848,951

110,131	Nuveen Mid Cap Growth Opportunities Fund (Class I)		5,209,191

227,165	Nuveen Mid Cap Value Fund (Class I)		5,295,206

440,772	Nuveen NWQ Large-Cap Value Fund (Class I)		7,726,731

687,998	Nuveen Quantitative Enhanced Core Equity Fund (Class I)		16,133,543

168,652	Nuveen Real Asset Income Fund (Class I)		3,757,563

488,404	Nuveen Real Estate Securities Fund (Class I)		10,725,354

585,027	Nuveen Santa Barbara Growth Fund (Class I)		15,544,162

314,404	Nuveen Santa Barbara International Growth Fund (Class I)		8,426,035

8,328	Nuveen Small Cap Growth Opportunities Fund (Class I)		200,200

5,188	Nuveen Small Cap Select Fund (Class I)		77,463

2,767,506	Nuveen Tactical Market Opportunities Fund (Class I)		31,355,845

382,991	Nuveen Tradewinds International Value Fund (Class I)		8,015,998

275,803	Nuveen Winslow Large-Cap Growth Fund (Class I)		9,338,696
	Total Equity Funds (cost $196,133,090)		215,454,489
	FIXED INCOME FUNDS – 36.2%

	Affiliated Fixed Income Funds – 36.2%

306,931	Nuveen All-American Municipal Bond Fund (Class I)		3,581,885

2,805,736	Nuveen Core Plus Bond Fund (Class I)		33,247,973

1,056,888	Nuveen High Income Bond Fund (Class I)		9,342,893

707,317	Nuveen High Yield Municipal Bond Fund (Class I)		11,939,510

2,646	Nuveen Inflation Protected Securities Fund (Class I)		31,644

3,094,551	Nuveen Intermediate Term Bond Fund (Class I)		33,359,260

212,058	Nuveen Preferred Securities Fund (Class I)		3,573,177

1,639,963	Nuveen Short Tern Bond Fund (Class I)		16,448,834

1,150,274	Nuveen Strategic Income Fund (Class I)		12,825,557

323,681	Nuveen Symphony Credit Opportunities Fund (Class I)		7,004,450
	Total Fixed Income Funds (cost $117,288,306)		131,355,183

Shares	Description (1)	Coupon	Value
	SHORT-TERM INVESTMENTS – 1.5%

	Money Market Funds – 0.5%

1,912,627	First American Treasury Obligations Fund, Class Z	0.000% (4)	$1,912,627

Nuveen Investments	37

Portfolio of Investments

Nuveen Strategy Balanced Allocation Fund (continued)

August 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	U.S. Government and Agency Obligations – 1.0%

$3,390	U.S. Treasury Bills, (5)	0.078%	9/20/12	Aaa	$3,389,868
	Total Short-Term Investments (cost $5,302,475)				5,302,495
	Total Investments (cost $328,402,259) – 100.1%				362,725,796
	Other Assets Less Liabilities – (0.1)% (6)				(368,061)
	Net Assets – 100%				$362,357,735

Investments in Derivatives at August 31, 2012

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
Russell 2000 E-Mini	Long	11	9/12	$892,210	$59,637
S&P 500 Index	Long	44	9/12	15,456,100	1,045,374
S&P Mid Cap 400 E-Mini	Long	38	9/12	3,689,040	204,377
U.S. 5-Year Treasury Note	Short	(124)	12/12	(15,458,343)	(43,665)
					$1,265,723

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	The rate shown is the annualized seven-day effective yield as of August 31, 2012.

(5)	Investment, or portion of investment, segregated as collateral for investments in derivatives. Yield shown is effective yield as of August 31, 2012.

(6)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as noted in Investments in Derivatives at August 31, 2012.

(7)	A copy of the most recent financial statements for the underlying funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds in which the Fund invests are also available by calling Nuveen Investments at (800) 257-8787 or on its website at http://www.nuveen.com.

(8)	The Nuveen Large Cap Value Fund reorganized into the Nuveen Dividend Value Fund after the close of business on October 12, 2012.

See accompanying notes to financial statements.

38	Nuveen Investments

Portfolio of Investments

Nuveen Strategy Conservative Allocation Fund

August 31, 2012

Shares	Description (1), (7)		Value

	COMMODITY FUNDS – 1.0%

	Non-Affiliated Commodity Funds – 1.0%

40,801	iShares S&P GSCI Commodity-Indexed Trust, (2)		$1,409,267
	Total Commodity Funds (cost $1,666,885)		1,409,267
	EQUITY FUNDS – 37.2%

	Affiliated Equity Funds – 37.2%

258,848	Nuveen Dividend Value Fund (Class I)		3,761,066

442,472	Nuveen Global Infrastructure Fund (Class I)		4,176,936

754,656	Nuveen International Select Fund (Class I)		6,542,872

68,344	Nuveen Large Cap Growth Opportunities Fund (Class I)		2,466,538

79,242	Nuveen Large Cap Select Fund (Class I)		1,059,464

150,453	Nuveen Large Cap Value Fund (Class I), (8)		2,443,360

29,024	Nuveen Mid Cap Growth Opportunities Fund (Class I)		1,372,832

75,740	Nuveen NWQ Large-Cap Value Fund (Class I)		1,327,713

128,505	Nuveen Quantitative Enhanced Core Equity Fund (Class I)		3,013,435

70,588	Nuveen Real Asset Income Fund (Class I)		1,572,706

68,427	Nuveen Real Estate Securities Fund (Class I)		1,502,656

117,720	Nuveen Santa Barbara Growth Fund (Class I)		3,127,827

56,657	Nuveen Santa Barbara International Growth Fund (Class I)		1,518,413

46,092	Nuveen Small Cap Select Fund (Class I)		688,150

1,235,896	Nuveen Tactical Market Opportunities Fund (Class I)		14,002,698

62,931	Nuveen Tradewinds International Value Fund (Class I)		1,317,138

47,463	Nuveen Winslow Large-Cap Growth Fund (Class I)		1,607,098
	Total Equity Funds (cost $49,781,034)		51,500,902
	FIXED INCOME FUNDS – 61.0%

	Affiliated Fixed Income Funds – 61.0%

236,775	Nuveen All-American Municipal Bond Fund (Class I)		2,763,169

1,903,943	Nuveen Core Plus Bond Fund (Class I)		22,561,727

400,038	Nuveen High Income Bond Fund (Class I)		3,536,339

179,646	Nuveen High Yield Municipal Bond Fund (Class I)		3,032,419

157	Nuveen Inflation Protected Securities Fund (Class I)		1,872

2,438,052	Nuveen Intermediate Term Bond Fund (Class I)		26,282,199

62,370	Nuveen Preferred Securities Fund (Class I)		1,050,934

1,207,712	Nuveen Short Term Bond Fund (Class I)		12,113,348

1,003,875	Nuveen Strategic Income Fund (Class I)		11,193,211

90,062	Nuveen Symphony Credit Opportunities Fund (Class I)		1,948,935
	Total Fixed Income Funds (cost $80,919,487)		84,484,153

Shares	Description (1)	Coupon	Value
	SHORT-TERM INVESTMENTS – 0.9%

	Money Market Funds – 0.6%

808,863	First American Treasury Obligations Fund, Class Z	0.000% (4)	$808,863

Nuveen Investments	39

Portfolio of Investments

Nuveen Strategy Conservative Allocation Fund (continued)

August 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	U.S. Government and Agency Obligations – 0.3%

$380	U.S. Treasury Bills, (5)	0.078%	9/20/12	Aaa	$379,985
	Total Short-Term Investments (cost $1,188,846)				1,188,848
	Total Investments (cost $133,556,252) – 100.1%				138,583,170
	Other Assets Less Liabilities – (0.1)% (6)				(200,616)
	Net Assets – 100%				$138,382,554

Investments in Derivatives at August 31, 2012

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
Russell 2000 E-Mini	Long	9	9/12	$729,990	$48,793
U.S. 5-Year Treasury Note	Short	(13)	12/12	(1,620,633)	(3,313)
					$45,480

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	The rate shown is the annualized seven-day effective yield as of August 31, 2012.

(5)	Investment, or portion of investment, segregated as collateral for investments in derivatives. Yield shown is effective yield as of August 31, 2012.

(6)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as noted in Investments in Derivatives at August 31, 2012.

(7)	A copy of the most recent financial statements for the underlying funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds in which the Fund invests are also available by calling Nuveen Investments at (800) 257-8787 or on its website at http://www.nuveen.com.

(8)	The Nuveen Large Cap Value Fund reorganized into the Nuveen Dividend Value Fund after the close of business on October 12, 2012.

See accompanying notes to financial statements.

40	Nuveen Investments

Statement of Assets & Liabilities

August 31, 2012

	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
Assets
Affiliated investments, at value (cost $93,515,051, $144,814,299, $313,421,396 and $130,700,521, respectively)	$89,762,453	$145,414,145	$346,809,672	$135,985,056
Non-affiliated investments, at value (cost $6,925,618, $9,798,932, $14,980,863 and $2,855,731, respectively)	6,854,452	9,439,300	15,916,124	2,598,114
Receivables:
Dividends	49,196	135,267	451,294	258,830
From Adviser	10,917	20,740	9,735	6,309
Investments sold	170,000	—	—	—
Shares sold	84,586	113,937	358,857	285,016
Variation margin on futures contracts	33,616	36,393	83,169	2,301
Other assets	464	588	18,938	29,698
Total assets	96,965,684	155,160,370	363,647,789	139,165,324
Liabilities
Payables:
Dividends	—	—	—	57,729
Investments purchased	49,196	135,267	451,294	258,830
Shares redeemed	43,601	76,637	426,942	197,419
Accrued expenses:
12b-1 distribution and service fees	24,114	40,722	74,317	41,438
Directors’ fees	27	35	90	9
Other	53,034	93,134	337,411	227,345
Total liabilities	169,972	345,795	1,290,054	782,770
Net assets	$96,795,712	$154,814,575	$362,357,735	$138,382,554
Class A Shares
Net assets	$49,149,709	$81,174,275	$184,855,942	$79,076,302
Shares outstanding	3,792,221	7,028,438	17,249,583	6,911,166
Net asset value per share	$12.96	$11.55	$10.72	$11.44
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$13.75	$12.25	$11.37	$12.14
Class B Shares
Net assets	$2,114,573	$4,552,194	$5,291,077	$3,777,188
Shares outstanding	169,008	404,578	501,031	332,383
Net asset value and offering price per share	$12.51	$11.25	$10.56	$11.36
Class C Shares
Net assets	$11,592,170	$19,948,490	$33,068,733	$24,381,119
Shares outstanding	928,706	1,771,392	3,129,468	2,144,168
Net asset value and offering price per share	$12.48	$11.26	$10.57	$11.37
Class R3 Shares
Net assets	$4,600,025	$6,901,654	$5,544,501	$2,155,750
Shares outstanding	359,166	605,104	522,706	188,860
Net asset value and offering price per share	$12.81	$11.41	$10.61	$11.41
Class I Shares
Net assets	$29,339,235	$42,237,962	$133,597,482	$28,992,195
Shares outstanding	2,256,663	3,639,525	12,496,840	2,535,356
Net asset value and offering price per share	$13.00	$11.61	$10.69	$11.44
Net assets consist of:
Capital paid-in	$103,185,154	$149,200,052	$323,592,719	$135,933,035
Undistributed (Over-distribution of) net investment income	1,106,179	1,974,421	4,615,735	579,819
Accumulated net realized gain (loss)	(4,198,014)	2,769,747	(1,439,979)	(3,202,698)
Net unrealized appreciation (depreciation)	(3,297,607)	870,355	35,589,260	5,072,398
Net assets	$96,795,712	$154,814,575	$362,357,735	$138,382,554
Authorized shares(1)	10 Billion	10 Billion	10 Billion	10 Billion
Par value per share	$0.01	$0.01	$0.01	$0.01
(1)	Represents authorized shares for Class A, Class B, Class C and Class I. Authorized shares for Class R3 is 20 billion.

See accompanying notes to financial statements.

Nuveen Investments	41

Statement of Operations

Year Ended August 31, 2012

	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
Investment Income
Dividends from affiliated investments	$1,591,354	$3,096,811	$8,238,120	$3,575,046
Interest from non-affiliated investments	973	1,171	2,212	261
Total investment income	1,592,327	3,097,982	8,240,332	3,575,307
Expenses
Management fees	98,342	153,918	346,910	118,718
12b-1 service fees – Class A	123,085	202,565	436,790	160,706
12b-1 distribution and service fees – Class B	23,868	52,462	57,021	40,506
12b-1 distribution and service fees – Class C	119,441	191,083	289,008	201,891
12b-1 distribution and service fees – Class R3	21,830	33,590	25,708	11,280
Shareholders’ servicing agent fees and expenses	190,010	278,680	461,151	137,257
Custodian’s fees and expenses	25,633	35,965	63,130	30,870
Directors’ fees and expenses	363	423	610	227
Professional fees	16,536	20,959	25,718	10,051
Shareholders’ reports – printing and mailing expenses	46,020	71,584	97,007	33,728
Federal and state registration fees	65,218	65,938	67,235	65,456
Other expenses	7,855	7,956	8,056	7,478
Total expenses before expense reimbursement	738,201	1,115,123	1,878,344	818,168
Expense reimbursement	(302,445)	(404,522)	(549,449)	(225,708)
Net expenses	435,756	710,601	1,328,895	592,460
Net investment income (loss)	1,156,571	2,387,381	6,911,437	2,982,847
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Affiliated investments	(29,551)	2,319,656	9,290,723	3,963,847
Non-affiliated investments	31,127	3,604	12,094	—
Distributions from Underlying Funds	793,834	1,076,662	1,708,447	275,082
Futures contracts	347,846	327,485	626,120	89,780
Total net realized gain (loss)	1,143,256	3,727,407	11,637,384	4,328,709
Change in net unrealized appreciation (depreciation) of:
Affiliated investments	4,256,010	4,886,988	6,729,403	1,602,349
Non-affiliated investments	(146,085)	(112,091)	(22,237)	21,457
Futures contracts	874,672	1,120,187	2,244,741	90,163
Total change in net unrealized appreciation (depreciation)	4,984,597	5,895,084	8,951,907	1,713,969
Net realized and unrealized gain (loss)	6,127,853	9,622,491	20,589,291	6,042,678
Net increase (decrease) in net assets from operations	$7,284,424	$12,009,872	$27,500,728	$9,025,525

See accompanying notes to financial statements.

42	Nuveen Investments

Statement of Changes in Net Assets

	Strategy Aggressive Growth Allocation		Strategy Growth Allocation
	Year Ended 8/31/12	Year Ended 8/31/11	Year Ended 8/31/12	Year Ended 8/31/11
Operations
Net investment income (loss)	$1,156,571	$755,684	$2,387,381	$1,908,849
Total net realized gain (loss)	1,143,256	7,717,597	3,727,407	14,675,256
Total change in net unrealized appreciation (depreciation)	4,984,597	12,103,626	5,895,084	7,099,474
Net increase (decrease) in net assets from operations	7,284,424	20,576,907	12,009,872	23,683,579
Distributions to Shareholders
From net investment income:
Class A	(338,779)	(862,505)	(1,207,369)	(1,897,605)
Class B	—	(28,986)	(40,591)	(101,601)
Class C	—	(125,258)	(137,382)	(315,962)
Class R3	(17,701)	(60,980)	(80,880)	(120,285)
Class I	(283,912)	(597,384)	(731,573)	(816,185)
From accumulated net realized gains:
Class A	—	—	(580,245)	—
Class B	—	—	(40,909)	—
Class C	—	—	(137,820)	—
Class R3	—	—	(46,881)	—
Class I	—	—	(299,695)	—
Decrease in net assets from distributions to shareholders	(640,392)	(1,675,113)	(3,303,345)	(3,251,638)
Fund Share Transactions
Proceeds from Fund reorganization	—	—	—	—
Proceeds from sale of shares	12,725,950	20,847,867	23,053,378	42,560,737
Proceeds from shares issued to shareholders due to reinvestment of distributions	495,607	1,361,515	2,776,866	2,931,724
	13,221,557	22,209,382	25,830,244	45,492,461
Cost of shares redeemed	(24,101,782)	(74,526,168)	(35,891,039)	(94,943,478)
Net increase (decrease) in net assets from Fund share transactions	(10,880,225)	(52,316,786)	(10,060,795)	(49,451,017)
Net increase (decrease) in net assets	(4,236,193)	(33,414,992)	(1,354,268)	(29,019,076)
Net assets at the beginning of period	101,031,905	134,446,897	156,168,843	185,187,919
Net assets at the end of period	$96,795,712	$101,031,905	$154,814,575	$156,168,843
Undistributed (Over-distribution of) net investment income at the end of period	$1,106,179	$633,366	$1,974,421	$1,830,583

See accompanying notes to financial statements.

Nuveen Investments	43

Statement of Changes in Net Assets (continued)

	Strategy Balanced Allocation		Strategy Conservative Allocation
	Year Ended 8/31/12	Year Ended 8/31/11	Year Ended 8/31/12	Year Ended 8/31/11
Operations
Net investment income (loss)	$6,911,437	$6,294,830	$2,982,847	$2,395,435
Total net realized gain (loss)	11,637,384	22,889,526	4,328,709	9,508,041
Total change in net unrealized appreciation (depreciation)	8,951,907	17,477,194	1,713,969	(3,625,334)
Net increase (decrease) in net assets from operations	27,500,728	46,661,550	9,025,525	8,278,142
Distributions to Shareholders
From net investment income:
Class A	(2,415,228)	(1,961,021)	(1,617,323)	(1,016,417)
Class B	(37,307)	(29,066)	(68,667)	(71,282)
Class C	(182,158)	(89,990)	(354,421)	(208,157)
Class R3	(58,593)	(35,325)	(49,911)	(42,392)
Class I	(2,197,706)	(2,231,350)	(761,831)	(707,039)
From accumulated net realized gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	(4,890,992)	(4,346,752)	(2,852,153)	(2,045,287)
Fund Share Transactions
Proceeds from Fund reorganization	44,487,412	—	46,822,360	—
Proceeds from sale of shares	38,084,469	55,392,710	24,062,115	24,585,413
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,426,288	4,017,128	2,188,850	1,655,815
	86,998,169	59,409,838	73,073,325	26,241,228
Cost of shares redeemed	(75,567,631)	(181,979,366)	(30,095,766)	(56,697,913)
Net increase (decrease) in net assets from Fund share transactions	11,430,538	(122,569,528)	42,977,559	(30,456,685)
Net increase (decrease) in net assets	34,040,274	(80,254,730)	49,150,931	(24,223,830)
Net assets at the beginning of period	328,317,461	408,572,191	89,231,623	113,455,453
Net assets at the end of period	$362,357,735	$328,317,461	$138,382,554	$89,231,623
Undistributed (Over-distribution of) net investment income at the end of period	$4,615,735	$2,663,264	$579,819	$455,110

See accompanying notes to financial statements.

44	Nuveen Investments

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Nuveen Investments	45

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations				Less Distributions

STRATEGY AGGRESSIVE GROWTH ALLOCATION

Year Ended August 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
CLASS A (9/01)
2012	$12.10	$.15		$.79	$.94	$(.08)	$—	$(.08)	$12.96
2011	10.56	.09		1.64	1.73	(.19)	—	(.19)	12.10
2010	10.21	.09		.39	.48	(.13)	—	(.13)	10.56
2009	12.37	.12		(2.25)	(2.13)	—	(.03)	(.03)	10.21
2008	13.50	.43		(1.13)	(.70)	(.43)	—	(.43)	12.37
CLASS B (9/01)
2012	11.69	.06		.76	.82	—	—	—	12.51
2011	10.20	—	**	1.59	1.59	(.10)	—	(.10)	11.69
2010	9.88	.01		.37	.38	(.06)	—	(.06)	10.20
2009	12.06	.05		(2.20)	(2.15)	—	(.03)	(.03)	9.88
2008	13.19	.30		(1.07)	(.77)	(.36)	—	(.36)	12.06
CLASS C (9/01)
2012	11.66	.06		.76	.82	—	—	—	12.48
2011	10.19	(.01)		1.60	1.59	(.12)	—	(.12)	11.66
2010	9.89	—	**	.38	.38	(.08)	—	(.08)	10.19
2009	12.07	.05		(2.20)	(2.15)	—	(.03)	(.03)	9.89
2008	13.20	.27		(1.04)	(.77)	(.36)	—	(.36)	12.07
CLASS R3 (10/96)
2012	11.96	.11		.79	.90	(.05)	—	(.05)	12.81
2011	10.44	.06		1.64	1.70	(.18)	—	(.18)	11.96
2010	10.12	.05		.39	.44	(.12)	—	(.12)	10.44
2009	12.29	.09		(2.23)	(2.14)	—	(.03)	(.03)	10.12
2008	13.42	.34		(1.07)	(.73)	(.40)	—	(.40)	12.29
CLASS I (9/01)
2012	12.14	.18		.80	.98	(.12)	—	(.12)	13.00
2011	10.59	.10		1.67	1.77	(.22)	—	(.22)	12.14
2010	10.24	.11		.39	.50	(.15)	—	(.15)	10.59
2009	12.38	.15		(2.26)	(2.11)	—	(.03)	(.03)	10.24
2008	13.51	.45		(1.12)	(.67)	(.46)	—	(.46)	12.38

46	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses(e)	Net Invest- ment Income (Loss)	Expenses(e)	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

7.87%	$49,150	.71%	.91%	.40%	1.22%	30%
16.38	51,004	.65	.45	.40	.70	43
4.64	46,829	.61	.59	.40	.80	29
(17.16)	42,509	.68	1.09	.40	1.37	35
(5.41)	50,241	.60	3.05	.40	3.25	45

7.01	2,115	1.46	.20	1.15	.51	30
15.56	2,768	1.40	(.27)	1.15	(.02)	43
3.78	3,211	1.36	(.12)	1.15	.09	29
(17.77)	3,728	1.43	.35	1.15	.63	35
(6.06)	5,304	1.35	2.13	1.15	2.33	45

7.03	11,592	1.46	.17	1.15	.48	30
15.55	12,249	1.40	(.31)	1.15	(.06)	43
3.76	10,723	1.36	(.21)	1.15	— *	29
(17.75)	7,712	1.43	.26	1.15	.54	35
(6.04)	6,232	1.35	1.88	1.15	2.08	45

7.58	4,600	.96	.62	.65	.93	30
16.21	4,294	.91	.19	.65	.45	43
4.24	3,151	.86	.26	.65	.47	29
(17.35)	1,885	.93	.73	.65	1.01	35
(5.60)	1,269	.85	2.42	.65	2.62	45

8.13	29,339	.46	1.16	.15	1.47	30
16.68	30,717	.39	.55	.15	.79	43
4.84	70,533	.36	.83	.15	1.04	29
(16.98)	62,331	.43	1.36	.15	1.64	35
(5.17)	74,345	.35	3.20	.15	3.40	45
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
(e)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. These underlying fund fees and expenses are not reflected in the expense ratios. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
*	Rounds to less than .01%.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	47

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

STRATEGY GROWTH ALLOCATION

Year Ended August 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (9/01)
2012	$10.93	$.18	$.68	$.86	$(.16)	$(.08)	$(.24)	$11.55
2011	9.76	.14	1.28	1.42	(.25)	—	(.25)	10.93
2010	9.40	.14	.42	.56	(.20)	—	(.20)	9.76
2009	11.72	.19	(1.87)	(1.68)	—	(.64)	(.64)	9.40
2008	12.87	.45	(.97)	(.52)	(.45)	(.18)	(.63)	11.72
Class B (9/01)
2012	10.65	.10	.66	.76	(.08)	(.08)	(.16)	11.25
2011	9.50	.05	1.26	1.31	(.16)	—	(.16)	10.65
2010	9.17	.07	.39	.46	(.13)	—	(.13)	9.50
2009	11.53	.13	(1.85)	(1.72)	—	(.64)	(.64)	9.17
2008	12.68	.34	(.94)	(.60)	(.37)	(.18)	(.55)	11.53
Class C (9/01)
2012	10.66	.09	.67	.76	(.08)	(.08)	(.16)	11.26
2011	9.52	.05	1.26	1.31	(.17)	—	(.17)	10.66
2010	9.21	.06	.40	.46	(.15)	—	(.15)	9.52
2009	11.57	.12	(1.84)	(1.72)	—	(.64)	(.64)	9.21
2008	12.73	.32	(.93)	(.61)	(.37)	(.18)	(.55)	11.57
Class R3 (10/96)
2012	10.79	.15	.68	.83	(.13)	(.08)	(.21)	11.41
2011	9.64	.11	1.27	1.38	(.23)	—	(.23)	10.79
2010	9.32	.11	.40	.51	(.19)	—	(.19)	9.64
2009	11.65	.16	(1.85)	(1.69)	—	(.64)	(.64)	9.32
2008	12.80	.37	(.92)	(.55)	(.42)	(.18)	(.60)	11.65
Class I (9/01)
2012	10.98	.21	.69	.90	(.19)	(.08)	(.27)	11.61
2011	9.80	.15	1.30	1.45	(.27)	—	(.27)	10.98
2010	9.44	.17	.41	.58	(.22)	—	(.22)	9.80
2009	11.74	.21	(1.87)	(1.66)	—	(.64)	(.64)	9.44
2008	12.88	.48	(.96)	(.48)	(.48)	(.18)	(.66)	11.74

48	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(d)

Total Return(c)	Ending Net Assets (000)	Expenses(e)	Net Invest- ment Income (Loss)	Expenses(e)	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

8.10%	$81,174	.66%	1.35%	.40%	1.61%	32%
14.46	82,189	.61	1.01	.40	1.22	45
5.84	75,101	.56	1.24	.40	1.40	25
(13.07)	63,942	.62	2.05	.40	2.27	42
(4.36)	65,193	.56	3.42	.40	3.58	42

7.24	4,552	1.41	.64	1.15	.90	32
13.73	6,019	1.36	.27	1.15	.48	45
4.92	6,682	1.31	.56	1.15	.72	25
(13.66)	7,692	1.37	1.34	1.15	1.56	42
(5.05)	10,239	1.31	2.61	1.15	2.77	42

7.24	19,948	1.41	.59	1.15	.86	32
13.77	19,356	1.36	.25	1.15	.47	45
4.87	16,862	1.31	.48	1.15	.64	25
(13.61)	12,428	1.37	1.25	1.15	1.47	42
(5.08)	8,771	1.31	2.44	1.15	2.60	42

7.91	6,902	.91	1.08	.65	1.34	32
14.24	6,728	.87	.74	.65	.96	45
5.36	4,831	.81	.94	.65	1.10	25
(13.24)	2,335	.87	1.71	.65	1.93	42
(4.58)	1,403	.81	2.88	.65	3.04	42

8.45	42,238	.41	1.61	.15	1.87	32
14.76	41,877	.35	1.13	.15	1.33	45
6.02	81,712	.31	1.52	.15	1.68	25
(12.86)	75,759	.37	2.31	.15	2.53	42
(4.03)	84,410	.31	3.64	.15	3.80	42
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
(e)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. These underlying fund fees and expenses are not reflected in the expense ratios. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

See accompanying notes to financial statements.

Nuveen Investments	49

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

STRATEGY BALANCED ALLOCATION

Year Ended August 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (9/01)
2012	$10.04	$.20	$.62	$.82	$(.14)	$—	$(.14)	$10.72
2011	9.04	.17	.95	1.12	(.12)	—	(.12)	10.04
2010	8.60	.19	.47	.66	(.22)	—	(.22)	9.04
2009	10.48	.28	(1.46)	(1.18)	(.24)	(.46)	(.70)	8.60
2008	11.99	.43	(.79)	(.36)	(.48)	(.67)	(1.15)	10.48
Class B (9/01)
2012	9.89	.13	.61	.74	(.07)	—	(.07)	10.56
2011	8.91	.10	.92	1.02	(.04)	—	(.04)	9.89
2010	8.49	.12	.47	.59	(.17)	—	(.17)	8.91
2009	10.36	.22	(1.44)	(1.22)	(.19)	(.46)	(.65)	8.49
2008	11.87	.34	(.78)	(.44)	(.40)	(.67)	(1.07)	10.36
Class C (9/01)
2012	9.90	.12	.62	.74	(.07)	—	(.07)	10.57
2011	8.91	.09	.94	1.03	(.04)	—	(.04)	9.90
2010	8.50	.11	.47	.58	(.17)	—	(.17)	8.91
2009	10.38	.23	(1.46)	(1.23)	(.19)	(.46)	(.65)	8.50
2008	11.88	.33	(.76)	(.43)	(.40)	(.67)	(1.07)	10.38
Class R3 (10/96)
2012	9.94	.17	.62	.79	(.12)	—	(.12)	10.61
2011	8.95	.14	.94	1.08	(.09)	—	(.09)	9.94
2010	8.52	.15	.48	.63	(.20)	—	(.20)	8.95
2009	10.40	.25	(1.44)	(1.19)	(.23)	(.46)	(.69)	8.52
2008	11.91	.39	(.77)	(.38)	(.46)	(.67)	(1.13)	10.40
Class I (9/01)
2012	10.02	.23	.61	.84	(.17)	—	(.17)	10.69
2011	9.02	.19	.95	1.14	(.14)	—	(.14)	10.02
2010	8.57	.21	.48	.69	(.24)	—	(.24)	9.02
2009	10.46	.30	(1.47)	(1.17)	(.26)	(.46)	(.72)	8.57
2008	11.96	.46	(.78)	(.32)	(.51)	(.67)	(1.18)	10.46

50	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses(e)	Net Invest- ment Income (Loss)	Expenses(e)	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

8.31%	$184,856	.56%	1.81%	.40%	1.97%	38%
12.32	161,839	.53	1.56	.40	1.69	34
7.64	161,798	.48	1.95	.39	2.04	24
(9.87)	156,820	.48	3.49	.40	3.57	67
(3.58)	119,109	.47	3.76	.40	3.83	34

7.50	5,291	1.31	1.09	1.15	1.24	38
11.43	6,009	1.28	.83	1.15	.96	34
6.87	7,603	1.23	1.24	1.14	1.33	24
(10.57)	10,374	1.23	2.80	1.15	2.88	67
(4.33)	9,299	1.22	2.99	1.15	3.06	34

7.49	33,069	1.31	1.00	1.15	1.15	38
11.57	22,493	1.29	.79	1.15	.93	34
6.81	18,241	1.23	1.16	1.14	1.25	24
(10.62)	12,754	1.23	2.87	1.15	2.95	67
(4.22)	10,090	1.22	2.91	1.15	2.98	34

8.01	5,545	.81	1.56	.65	1.72	38
12.06	4,253	.79	1.25	.65	1.39	34
7.40	2,962	.73	1.57	.64	1.66	24
(10.17)	1,640	.73	3.16	.65	3.24	67
(3.81)	1,193	.72	3.40	.65	3.47	34

8.50	133,597	.31	2.09	.15	2.25	38
12.63	133,723	.27	1.75	.15	1.88	34
7.98	217,968	.23	2.18	.14	2.27	24
(9.77)	191,272	.23	3.73	.15	3.81	67
(3.26)	154,485	.22	4.00	.15	4.07	34
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
(e)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. These underlying fund fees and expenses are not reflected in the expense ratios. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

See accompanying notes to financial statements.

Nuveen Investments	51

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

STRATEGY CONSERVATIVE ALLOCATION

Year Ended August 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Return of Capital		Total	Ending Net Asset Value
Class A (9/01)
2012	$10.89	$.29	$.53	$.82	$(.27)	$—	$—		$(.27)	$11.44
2011	10.27	.28	.58	.86	(.24)	—	—		(.24)	10.89
2010	9.64	.31	.65	.96	(.33)	—	—	*	(.33)	10.27
2009	10.68	.42	(.74)	(.32)	(.46)	(.25)	(.01)		(.72)	9.64
2008	11.73	.48	(.60)	(.12)	(.57)	(.36)	—		(.93)	10.68
Class B (9/01)
2012	10.82	.22	.51	.73	(.19)	—	—		(.19)	11.36
2011	10.20	.20	.58	.78	(.16)	—	—		(.16)	10.82
2010	9.58	.24	.63	.87	(.25)	—	—	*	(.25)	10.20
2009	10.61	.35	(.73)	(.38)	(.39)	(.25)	(.01)		(.65)	9.58
2008	11.66	.40	(.61)	(.21)	(.48)	(.36)	—		(.84)	10.61
Class C (9/01)
2012	10.83	.20	.53	.73	(.19)	—	—		(.19)	11.37
2011	10.21	.20	.58	.78	(.16)	—	—		(.16)	10.83
2010	9.59	.23	.64	.87	(.25)	—	—	*	(.25)	10.21
2009	10.63	.33	(.71)	(.38)	(.40)	(.25)	(.01)		(.66)	9.59
2008	11.68	.39	(.59)	(.20)	(.49)	(.36)	—		(.85)	10.63
Class R3 (10/96)
2012	10.87	.27	.52	.79	(.25)	—	—		(.25)	11.41
2011	10.25	.25	.59	.84	(.22)	—	—		(.22)	10.87
2010	9.62	.29	.64	.93	(.30)	—	—	*	(.30)	10.25
2009	10.66	.40	(.74)	(.34)	(.44)	(.25)	(.01)		(.70)	9.62
2008	11.71	.46	(.61)	(.15)	(.54)	(.36)	—		(.90)	10.66
Class I (9/01)
2012	10.89	.33	.52	.85	(.30)	—	—		(.30)	11.44
2011	10.26	.30	.60	.90	(.27)	—	—		(.27)	10.89
2010	9.64	.34	.63	.97	(.35)	—	—	*	(.35)	10.26
2009	10.68	.44	(.73)	(.29)	(.49)	(.25)	(.01)		(.75)	9.64
2008	11.73	.51	(.60)	(.09)	(.60)	(.36)	—		(.96)	10.68

52	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses(e)	Net Invest- ment Income (Loss)	Expenses(e)	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

7.64%	$79,076	.59%	2.38%	.40%	2.57%	44%
8.39	44,341	.62	2.35	.40	2.57	34
10.01	45,233	.67	2.79	.40	3.06	18
(1.76)	34,653	.79	4.34	.40	4.73	63
(1.27)	30,926	.73	3.89	.40	4.22	20

6.78	3,777	1.34	1.76	1.15	1.95	44
7.66	4,305	1.37	1.60	1.15	1.83	34
9.15	5,137	1.42	2.09	1.15	2.36	18
(2.52)	5,322	1.54	3.57	1.15	3.96	63
(2.01)	4,301	1.48	3.16	1.15	3.49	20

6.78	24,381	1.34	1.63	1.15	1.82	44
7.66	13,757	1.37	1.60	1.15	1.83	34
9.17	13,238	1.42	2.01	1.15	2.28	18
(2.51)	8,642	1.54	3.40	1.15	3.79	63
(1.99)	3,558	1.48	3.15	1.15	3.48	20

7.33	2,156	.84	2.26	.65	2.45	44
8.17	2,394	.87	2.10	.65	2.32	34
9.76	1,695	.92	2.53	.65	2.80	18
(2.05)	760	1.04	4.13	.65	4.52	63
(1.50)	798	.98	3.69	.65	4.02	20

7.94	28,992	.34	2.78	.15	2.97	44
8.78	24,435	.37	2.54	.15	2.76	34
10.18	48,152	.42	3.03	.15	3.30	18
(1.47)	37,618	.54	4.64	.15	5.03	63
(1.02)	37,364	.48	4.16	.15	4.49	20
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
(e)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. These underlying fund fees and expenses are not reflected in the expense ratios. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	53

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Nuveen Strategy Funds, Inc. (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Strategy Aggressive Growth Allocation Fund (“Strategy Aggressive Growth Allocation”), Nuveen Strategy Growth Allocation Fund (“Strategy Growth Allocation”), Nuveen Strategy Balanced Allocation Fund (“Strategy Balanced Allocation”) and Nuveen Strategy Conservative Allocation Fund (“Strategy Conservative Allocation”), (each a “Fund” and collectively, the “Funds”). The Trust was incorporated in the State of Minnesota on June 19, 1996.

Strategy Aggressive Growth Allocation’s investment objective is to seek a high level of capital growth. Strategy Growth Allocation’s investment objective is to seek capital growth with a moderate level of current income. Strategy Balanced Allocation Fund’s investment objective is to seek both capital growth and current income. Strategy Conservative Allocation Fund’s investment objective is to seek a high level of current income consistent with limited risk to capital.

Each Fund is a “fund of funds,” which invests primarily in a variety of other mutual funds that are also advised by Nuveen Asset Management, LLC (the “Sub Adviser”), a wholly-owned subsidiary of Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”) (the “Underlying Funds”). Strategy Aggressive Growth Allocation and Strategy Growth Allocation seek to achieve their investment objectives by providing high allocations to various Underlying Funds that invest primarily in equity securities, including small company and international company equity securities, with relatively little emphasis on Underlying Funds that invest primarily in fixed income securities. Strategy Balanced Allocation seeks to achieve its investment objective by generally providing significant allocations to both Underlying Funds that invest primarily in equity securities and to Underlying Funds that invest primarily in fixed income securities, but having a higher allocation to equity funds under most market conditions. Strategy Conservative Allocation seeks to achieve its investment objective by providing a high allocation to Underlying Funds that invest primarily in fixed income securities, but also has a limited exposure to Underlying Funds that invest primarily in equities, which is designed to help offset inflation and provide a source for potential increases in income over time. Each Fund may invest in an Underlying Fund that is an absolute return fund in an effort to enhance the Fund’s returns and mitigate risk by holding an investment believed to have a reduced level of correlation with the equity and fixed income markets. In addition to investing in the Underlying Funds, each Fund also may invest in securities that will expose the Fund to the performance of a commodity or commodity index, including, but not limited to, exchange-traded funds (“ETFs”). Strategy Aggressive Growth Allocation, Strategy Growth Allocation, Strategy Balanced Allocation and Strategy Conservative Allocation may each invest up to 10%, 10%, 5% and 5%, respectively, of its total assets in such securities. Each Fund may invest in ETFs (in addition to those providing commodities exposure), closed-end investment companies, and other investment companies not affiliated with the Fund, provided that the Fund invests no more than 10% of its total assets, collectively, in unaffiliated investment companies (other than certain money market funds).

Each Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; and options on foreign currencies. Each Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk; to manage the effective maturity or duration of securities in the Fund’s, or its Underlying Fund’s portfolio; or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. Each Fund may also use derivatives to gain exposure to non-dollar denominated securities markets. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost.

Each Fund’s most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

The affiliated Underlying Funds in which the Funds invest are valued at their respective net asset values. Securities and other assets for which market quotations are available, including non-affiliated ETFs in which the Funds invest, are valued at the last sales price on the securities exchange on which such securities are primarily traded. These securities are generally classified as Level 1 for fair value measurement purposes.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Directors. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

54	Nuveen Investments

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. Futures contracts are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income and realized gain distributions from the Underlying Funds are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Realized gain distributions from the Underlying Funds are recognized as a component of “Distributions from Underlying Funds” on the Statement of Operations.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually for Strategy Aggressive Growth Allocation and Strategy Growth Allocation, quarterly for Strategy Balanced Allocation and monthly for Strategy Conservative Allocation.

Dividends from net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .50% annual 12b-1 distribution and service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Nuveen Investments	55

Notes to Financial Statements (continued)

Futures Contracts

Each Fund is subject to equity price and interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in an attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the fiscal year ended August 31, 2012, the Funds utilized equity and interest rate futures as an overlay strategy to adjust the exposures created by the Underlying Funds that constitute each Fund’s investment allocation strategy. During the fiscal year ended August 31, 2012, each Fund utilized futures contracts on various indexes to increase their exposure to stocks in that index, and utilized futures contracts on 5-year and 10-year U.S. Treasury notes to reduce its overall sensitivity to changes in interest rates.

During the fiscal year ended August 31, 2012, Strategy Aggressive Growth Allocation, Strategy Growth Allocation and Strategy Balanced Allocation utilized futures contracts on the S&P 500 Index, S&P Midcap 400 Index and Russell 2000 Index. Strategy Conservative Allocation utilized futures contracts on the S&P 50 Index and Russell 2000 Index.

The average number of futures contracts outstanding during the fiscal year ended August 31, 2012, was as follows:

	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
Average number of futures contracts outstanding*	133	154	266	22
*	The average number of contracts is calculated based on the outstanding number of contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on futures contracts activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and shareholder service fees, are recorded to the specific class.

56	Nuveen Investments

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Strategy Aggressive Growth Allocation	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Commodity Funds	$4,971,931	$—	$—	$4,971,931
Equity Funds	78,862,999	—	—	78,862,999
Fixed Income Funds	10,899,454	—	—	10,899,454
Short-Term Investments:
Money Market Funds	387,579	—	—	387,579
U.S. Government and Agency Obligations	—	1,494,942	—	1,494,942
Derivatives:
Futures Contracts*	526,157	—	—	526,157
Total	$95,648,120	$1,494,942	$—	$97,143,062

Strategy Growth Allocation	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Commodity Funds	$6,390,298	$—	$—	$6,390,298
Equity Funds	111,774,674	—	—	111,774,674
Fixed Income Funds	33,639,472	—	—	33,639,472
Short-Term Investments:
Money Market Funds	1,249,071	—	—	1,249,071
U.S. Government and Agency Obligations	—	1,799,930	—	1,799,930
Derivatives:
Futures Contracts*	630,141	—	—	630,141
Total	$153,683,656	$1,799,930	$—	$155,483,586
*	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

Nuveen Investments	57

Notes to Financial Statements (continued)

Strategy Balanced Allocation	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Commodity Funds	$10,613,629	$—	$—	$10,613,629
Equity Funds	215,454,489	—	—	215,454,489
Fixed Income Funds	131,355,183	—	—	131,355,183
Short-Term Investments:
Money Market Funds	1,912,627	—	—	1,912,627
U.S. Government and Agency Obligations	—	3,389,868	—	3,389,868
Derivatives:
Futures Contracts*	1,265,723	—	—	1,265,723
Total	$360,601,651	$3,389,868	$—	$363,991,519

Strategy Conservative Allocation	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Commodity Funds	$1,409,267	$—	$—	$1,409,267
Equity Funds	51,500,902	—	—	51,500,902
Fixed Income Funds	84,484,153	—	—	84,484,153
Short-Term Investments:
Money Market Funds	808,863	—	—	808,863
U.S. Government and Agency Obligations	—	379,985	—	379,985
Derivatives:
Futures Contracts*	45,480	—	—	45,480
Total	$138,248,665	$379,985	$—	$138,628,650
*	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

58	Nuveen Investments

The following tables present the fair value of all derivative instruments held by the Funds as of August 31, 2012, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

Strategy Aggressive Growth Allocation
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Equity	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$547,167	—	$—
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	(21,010)	—	—
Total			$526,157		$—

Strategy Growth Allocation
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Equity	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$685,395	—	$—
Equity	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	(27,168)	—	—
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	(28,086)	—	—
Total			$630,141		$—

Strategy Balanced Allocation
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Equity	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$1,309,388	—	$—
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	(43,665)	—	—
Total			$1,265,723		$—

Strategy Conservative Allocation
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Equity	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$48,793	—	$—
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	(3,313)	—	—
Total			$45,480		$—
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments, and not the deposits with brokers, if any, or the receivable or payable for variation margin presented on the Statement of Assets and Liabilities.

Nuveen Investments	59

Notes to Financial Statements (continued)

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended August 31, 2012, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Futures Contracts	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
Risk Exposure
Equity	$550,777	$600,643	$1,061,423	$117,526
Interest Rate	(202,931)	(273,158)	(435,303)	(27,746)
Total	$347,846	$327,485	$626,120	$89,780

Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
Risk Exposure
Equity	$883,558	$1,132,636	$2,262,885	$91,853
Interest Rate	(8,886)	(12,449)	(18,144)	(1,690)
Total	$874,672	$1,120,187	$2,244,741	$90,163

4. Fund Shares

Transactions in Fund shares were as follows:

	Strategy Aggressive Growth Allocation				Strategy Growth Allocation
	Year Ended 8/31/12		Year Ended 8/31/11		Year Ended 8/31/12		Year Ended 8/31/11
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	412,064	$5,072,795	630,915	$7,858,642	980,581	$10,848,432	1,314,652	$14,754,341
Class B	417	4,654	5,135	56,781	1,164	12,129	11,356	128,404
Class C	108,600	1,296,149	243,970	2,945,326	300,251	3,258,108	381,382	4,180,925
Class R3	92,508	1,125,288	179,524	2,249,146	149,301	1,611,534	258,721	2,916,950
Class I	445,653	5,227,064	623,708	7,737,972	674,729	7,323,175	1,789,988	20,580,117
Shares issued to shareholders due to reinvestment of distributions:
Class A	27,777	328,600	67,336	838,334	166,219	1,750,976	167,067	1,852,771
Class B	—	—	2,357	28,491	7,863	80,623	9,153	99,401
Class C	—	—	9,739	117,458	25,462	261,186	26,512	288,182
Class R3	1,511	17,701	4,950	60,980	12,279	127,761	10,938	119,992
Class I	12,600	149,306	25,361	316,252	52,601	556,320	51,337	571,378
	1,101,130	13,221,557	1,792,995	22,209,382	2,370,450	25,830,244	4,021,106	45,492,461
Shares redeemed:
Class A	(861,792)	(10,662,039)	(920,295)	(11,620,687)	(1,638,352)	(18,209,190)	(1,660,423)	(18,593,352)
Class B	(68,223)	(815,773)	(85,582)	(1,043,616)	(169,802)	(1,850,145)	(158,280)	(1,732,957)
Class C	(230,287)	(2,767,212)	(255,862)	(3,093,620)	(370,909)	(4,000,811)	(361,678)	(3,958,359)
Class R3	(93,929)	(1,135,630)	(127,070)	(1,575,936)	(179,791)	(1,946,330)	(147,265)	(1,624,037)
Class I	(731,295)	(8,721,128)	(4,777,543)	(57,192,309)	(900,555)	(9,884,563)	(6,365,380)	(69,034,773)
	(1,985,526)	(24,101,782)	(6,166,352)	(74,526,168)	(3,259,409)	(35,891,039)	(8,693,026)	(94,943,478)
Net increase (decrease)	(884,396)	$(10,880,225)	(4,373,357)	$(52,316,786)	(888,959)	$(10,060,795)	(4,671,920)	$(49,451,017)

60	Nuveen Investments

	Strategy Balanced Allocation				Strategy Conservative Allocation
	Year Ended 8/31/12		Year Ended 8/31/11		Year Ended 8/31/12		Year Ended 8/31/11
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares issued from reorganization(1)
Class A	2,657,307	$27,213,424	—	$—	3,101,518	$34,223,429	—	$—
Class B	112,739	1,138,755	—	—	59,927	656,555	—	—
Class C	953,124	9,633,336	—	—	981,628	10,761,502	—	—
Class R3	51,697	524,190	—	—	4,365	48,055	—	—
Class I	585,292	5,977,707	—	—	102,697	1,132,819	—	—
Shares sold:
Class A	1,559,570	16,135,612	1,643,482	16,807,411	980,898	10,904,340	753,130	8,181,062
Class B	10,814	106,391	15,306	156,460	6,191	66,898	15,393	169,217
Class C	502,520	5,109,148	599,061	6,006,209	247,005	2,722,812	273,751	2,956,649
Class R3	188,851	1,911,136	217,839	2,214,620	31,149	341,598	106,306	1,173,384
Class I	1,464,407	14,822,182	2,958,039	30,208,010	918,060	10,026,467	1,105,633	12,105,101
Shares issued to shareholders due to reinvestment of distributions:
Class A	229,893	2,320,604	234,164	1,910,131	128,421	1,432,395	84,890	931,819
Class B	3,585	35,593	2,746	27,686	5,643	62,240	5,848	63,755
Class C	15,913	158,940	8,155	82,442	27,861	309,007	16,814	183,304
Class R3	5,584	55,869	3,474	35,325	4,484	49,643	3,842	42,149
Class I	184,589	1,855,282	194,376	1,961,544	30,177	335,565	40,037	434,788
	8,525,885	86,998,169	5,876,642	59,409,838	6,630,024	73,073,325	2,405,644	26,241,228
Shares redeemed:
Class A	(3,317,351)	(34,137,308)	(3,660,306)	(36,762,707)	(1,369,759)	(15,209,939)	(1,174,047)	(12,776,673)
Class B	(233,490)	(2,369,396)	(264,122)	(2,682,346)	(137,233)	(1,509,053)	(127,034)	(1,378,579)
Class C	(614,385)	(6,278,577)	(381,012)	(3,823,733)	(382,869)	(4,237,479)	(316,955)	(3,445,597)
Class R3	(151,434)	(1,554,765)	(124,407)	(1,258,648)	(71,305)	(783,517)	(55,378)	(608,461)
Class I	(3,088,729)	(31,227,585)	(13,975,255)	(137,451,932)	(759,248)	(8,355,778)	(3,594,866)	(38,488,603)
	(7,405,389)	(75,567,631)	(18,405,102)	(181,979,366)	(2,720,414)	(30,095,766)	(5,268,280)	(56,697,913)
Net increase (decrease)	1,120,496	$11,430,538	(12,528,460)	$(122,569,528)	3,909,610	$42,977,559	(2,862,636)	$(30,456,685)
(1)	Refer to Footnote 8 — Fund Reorganizations for further details.

Class B Shares converted to Class A Shares (recognized as a component of Class A Shares sold and Class B Shares redeemed) during the fiscal year ended August 31, 2012, and fiscal year ended August 31, 2011, were as follows:

Fund	Year Ended 8/31/12	Year Ended 8/31/11
Strategy Aggressive Growth Allocation	39,433	32,903
Strategy Growth Allocation	95,018	70,136
Strategy Balanced Allocation	107,967	138,912
Strategy Conservative Allocation	65,410	51,443

5. Investment Transactions

Purchases and sales (excluding short-term investments and derivative transactions) during the fiscal year ended August 31, 2012, were as follows:

	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
Purchases:
Affiliated investments	$28,877,474	$48,024,395	$128,989,961	$51,357,522
Non-affiliated investments	—	—	—	50,106
Sales:
Affiliated investments	36,676,648	55,950,446	151,981,207	54,320,370
Non-affiliated investments	273,485	348,178	498,524	—

Nuveen Investments	61

Notes to Financial Statements (continued)

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At August 31, 2012, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
Cost of investments	$101,434,346	$156,250,986	$335,245,027	$133,764,116
Gross unrealized:
Appreciation	2,815,795	7,009,204	37,642,549	6,342,535
Depreciation	(7,633,236)	(8,406,745)	(10,161,780)	(1,523,481)
Net unrealized appreciation (depreciation) of investments	$(4,817,441)	$(1,397,541)	$27,480,769	$4,819,054

Permanent differences, primarily due to federal taxes paid, investments in underlying funds and reorganization adjustments, resulted in reclassifications among the Funds’ components of net assets at August 31, 2012, the Funds’ tax year end, as follows:

	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
Capital paid-in	$1,848	$(53,578)	$595,047	$2,054,662
Undistributed (Over-distribution of) net investment income	(43,366)	(45,748)	(67,974)	(5,985)
Accumulated net realized gain (loss)	41,518	99,326	(527,073)	(2,048,677)

The tax components of undistributed net ordinary income and net long-term capital gains at August 31, 2012, the Funds’ tax year end, were as follows:

	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
Undistributed ordinary income*	$1,115,397	$2,936,962	$4,625,467	$593,754
Undistributed net long-term capital gains	—	4,074,783	6,646,125	1,250,287
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended August 31, 2012 and August 31, 2011, was designated for purposes of the dividends paid deduction as follows:

2012	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
Distributions from net ordinary income*	$640,392	$2,197,795	$4,890,992	$2,852,153
Distributions from net long-term capital gains**	—	1,105,550	—	—

2011	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
Distributions from net ordinary income*	$1,675,113	$3,251,638	$4,346,752	$2,045,287
Distributions from net long-term capital gains	—	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.
**	The Fund designates as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended August 31, 2012.

At August 31, 2012, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Strategy Aggressive Growth Allocation	Strategy Conservative Allocation*
Expiration:
August 31, 2016	$—	$993,481
August 31, 2017	—	2,780,290
August 31, 2018	2,682,269	425,968
Total	$2,682,269	$4,199,739
*	A portion of Strategy Conservative Allocation’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

62	Nuveen Investments

During the Funds’ tax year ended August 31, 2012, the following Funds utilized their capital loss carryforwards as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
Utilized capital loss carryforwards	$2,331,428	$6,664,966	$3,019,134

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Act also contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

During the Funds’ tax year ended August 31, 2012, there were no post-enactment capital losses generated by any of the Funds.

7. Management Fees and Other Transactions with Affiliates

The annual management fee for each Fund, payable monthly, is .10% of the average daily net assets of each Fund.

The management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with the Sub-Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and/or reimburse expenses of each Fund through January 31, 2013 so that total annual Fund operating expenses (excluding acquired Fund fees and expenses), as a percentage of average daily net assets, do not exceed .40% for Class A Shares, 1.15% for Class B Shares, 1.15% for Class C Shares, .65% for Class R3 Shares and .15% for Class I Shares.

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended August 31, 2012, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
Sales charges collected (Unaudited)	$84,707	$192,385	$265,180	$156,753
Paid to financial intermediaries (Unaudited)	74,028	168,030	232,999	138,677

The Distributor also received 12b-1 service fees in Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended August 31, 2012, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
Commission advances (Unaudited)	$10,451	$28,879	$40,249	$27,295

Nuveen Investments	63

Notes to Financial Statements (continued)

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class B Shares and C Shares during the first year following a purchase were retained by the Distributor. During the fiscal year ended August 31, 2012, the Distributor retained such 12b-1 fees as follows:

	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
12b-1 fees retained (Unaudited)	$32,026	$69,495	$86,493	$46,532

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended August 31, 2012, as follows:

	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
CDSC retained (Unaudited)	$2,657	$5,070	$5,188	$8,969

8. Fund Reorganizations

During the current fiscal period, the following Nuveen open-end funds were reorganized into the following Funds included in this report (each the “Reorganization” and collectively, the “Reorganizations”):

•	Nuveen Moderate Allocation Fund (“Moderate Allocation”) into Strategy Balanced Allocation and;
•	Nuveen Conservative Allocation Fund (“Conservative Allocation”) into Strategy Conservative Allocation.

Moderate Allocation and Conservative Allocation are collectively the “Acquired Funds.” Strategy Balanced Allocation and Strategy Conservative Allocation are collectively the “Acquiring Funds.”

The Adviser proposed the Reorganizations of the Acquired Funds into the Acquiring Funds, as well as a number of other fund reorganizations between funds with similar investment objectives and policies, as part of an initiative to eliminate certain redundancies among the products it offers and in an effort to achieve certain operating efficiencies. The Acquired Funds’ Board of Directors determined that each of the Reorganizations was in the best interest of the Acquired Funds and that the interests of existing shareholders will not be diluted as a result of the Reorganizations. The Board of Directors unanimously approved the Reorganizations during meetings held July 25 – 27, 2011, for the Acquired Funds.

A special meeting of the Acquired Funds’ shareholders was held on December 16, 2011, for the purpose of voting on the Reorganizations, at which time, each of the Reorganizations was approved. The Reorganizations were consummated at the close of business on January 20, 2012.

Upon consummation of each Fund’s Reorganization, the Acquired Funds transferred all of their assets and liabilities to the Acquiring Funds in exchange for the Acquiring Funds’ shares of equal value. The Acquiring Funds’ shares were then distributed to the Acquired Funds’ shareholders and the Acquired Funds were terminated. As a result of the Reorganizations, the Acquired Funds’ shareholders become shareholders of the Acquiring Funds and the Acquired Funds’ shareholders received the Acquiring Funds’ shares with a total value equal to the total value of their Acquired Funds’ shares immediately prior to the closing of their Reorganization.

The Reorganizations were structured to qualify as tax-free reorganizations under the Internal Revenue Code for federal income tax purposes, and the Acquired Funds’ shareholders will recognize no gain or loss for federal income tax purposes as a result of the Reorganizations. Prior to the closing of each of the Reorganizations, the Acquired Funds distributed all of their net investment income and capital gains, if any. Such a distribution may be taxable to the Acquired Funds’ shareholders for federal income tax purposes.

The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Acquired Funds as of the date of their respective Reorganizations were as follows:

	Moderate Allocation	Conservative Allocation
Cost of investments	$42,900,265	$45,446,537
Fair value of investments	44,802,446	47,008,430
Unrealized appreciation (depreciation) of investments	1,902,181	1,561,893

For financial statement purposes, assets received and shares issued by the Acquiring Funds were recorded at fair value; however, the cost basis of the investments received from the Acquired Funds were carried forward to align ongoing reporting of the Acquiring Funds’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

64	Nuveen Investments

For accounting and performance reporting purposes, the Acquiring Funds are the survivors. The shares outstanding, net assets and NAV per share immediately before and after the Reorganizations are as follows:

Acquired Funds – Prior to Reorganizations	Shares Outstanding	Net Assets	NAV per Share
Moderate Allocation
Class A	1,195,824	$27,213,424	$22.76
Class B	49,919	1,138,755	22.81
Class C	422,023	9,633,336	22.83
Class R3	23,068	524,190	22.72
Class I	263,115	5,977,707	22.72
Conservative Allocation
Class A	1,481,250	$34,223,429	$23.10
Class B	26,420	656,555	24.85
Class C	433,548	10,761,502	24.82
Class R3	2,135	48,055	22.51
Class I	50,453	1,132,819	22.45

Acquiring Funds – Prior to Reorganizations	Shares Outstanding	Net Assets	NAV per Share
Strategy Balanced Allocation
Class A	15,566,181	$159,413,168	$10.24
Class B	533,314	5,386,909	10.10
Class C	2,298,576	23,232,050	10.11
Class R3	473,134	4,797,440	10.14
Class I	12,505,418	127,720,046	10.21
Strategy Conservative Allocation
Class A	3,895,393	$42,983,300	$11.03
Class B	354,463	3,883,526	10.96
Class C	1,256,958	13,779,932	10.96
Class R3	199,824	2,199,972	11.01
Class I	2,583,447	28,497,284	11.03

Acquiring Funds – Post Reorganizations	Shares Outstanding	Net Assets	NAV per Share
Strategy Balanced Allocation
Class A	18,223,488	$186,626,592	$10.24
Class B	646,053	6,525,664	10.10
Class C	3,251,700	32,865,386	10.11
Class R3	524,831	5,321,630	10.14
Class I	13,090,710	133,697,753	10.21
Strategy Conservative Allocation
Class A	6,996,911	$77,206,729	$11.03
Class B	414,390	4,540,081	10.96
Class C	2,238,586	24,541,434	10.96
Class R3	204,189	2,248,027	11.01
Class I	2,686,144	29,630,103	11.03

Assuming the Reorganizations had been completed on September 1, 2011, the beginning of the Acquiring Funds’ current fiscal period, the pro forma results of operations for the fiscal year ended August 31, 2012, are as follows:

	Strategy Balanced Allocation	Strategy Conservative Allocation
Net investment income (loss)	$7,557,397	$3,671,568
Net realized and unrealized gains (losses)	20,309,194	5,716,337
Change in net assets resulting from operations	27,866,591	9,387,905

Because the combined investment portfolios for each Reorganization have been managed as a single integrated portfolio since each Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Statement of Operations since January 20, 2012.

9. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In December 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-11 (“ASU No. 2011-11”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

Nuveen Investments	65

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	217
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	217
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at George Washington University.	217
David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	217
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	217
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	217
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	217

66	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 West Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	217
Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008); Mather Foundation Board (since 2012) and a member of its investment committee; formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	217

Interested Trustee:
John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	217
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	217
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011) previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	217

Nuveen Investments	67

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	217
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	217
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	217
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc; Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	217
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	217
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	217
Kathleen L. Prudhomme 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	217

68	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffery M. Wilson 3/13/56 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	100

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	69

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Directors (each, a “Board” and each Director, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 21-23, 2012 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 18-19, 2012, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and reports on compliance, regulatory matters and risk management. The Board also meets with key investment personnel managing the Fund portfolios during the year. In October 2011, the Board also created two new standing committees (the Open-end Fund Committee and the Closed-end Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive issues and business practices of open-end and closed-end funds.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. Further, an ad hoc committee of the Board visited the then-current transfer agents of the Nuveen funds in 2011 and the audit committee of the Board visited the various pricing agents for the Nuveen funds in January 2012.

The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at the meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s

70	Nuveen Investments

responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management. In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the open-end fund product line. These initiatives included efforts to eliminate product overlap through mergers or liquidations; commencement of various new funds; elimination of insurance mandates for various funds; updates in investment policies or guidelines for several funds; and reductions in management fees and expense caps for certain funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data compiled by Nuveen that was provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks).

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one-, three- and five-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period. In addition, although the performance below reflects the performance results for the time periods ending as of the most recent calendar year end (unless otherwise indicated), the Board also recognized that selecting a different ending time period may derive different results. Furthermore, while the Board is cognizant of the relevant performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and recognized that the objectives, investment parameters and guidelines of peers and/or benchmarks may differ to some extent, thereby resulting in differences in performance results. Nevertheless, with respect to any Nuveen funds that the Board considers to have underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

In considering the results of the comparisons, the Independent Board Members observed, among other things, that the Nuveen Strategy Conservative Allocation Fund (the “Conservative Allocation Fund”), the Nuveen Strategy Growth Allocation Fund and the Nuveen Strategy Balanced Allocation Fund had satisfactory performance compared to their peers, performing in the second or third quartile over various periods (although the Conservative Allocation Fund was in the first quartile for the three-year period). In addition,

Nuveen Investments	71

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

the Independent Board Members observed that the Nuveen Strategy Aggressive Growth Allocation Fund had lagged its peers somewhat in the short-term one-year period, but was in the first quartile for the first quarter of 2012 and demonstrated more favorable performance in the longer three-year period.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Nuveen fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules, if any (as described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the overwhelming majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio.

The Independent Board Members recognized that the Funds operate as funds-of-funds and that the fee and expense arrangement of a fund-of-funds structure differs from that of a traditional fund format. The Independent Board Members noted that, in light of their fund-of-funds structure, the Funds will indirectly pay a portion of the expenses incurred by the underlying funds, including their advisory fees. Accordingly, the Independent Board Members reviewed, among other things, the gross and net management fees, the indirect expenses, and total expense ratio (including indirect expenses). In this regard, the Independent Board Members noted that there were no net management fees after fee waivers. In addition, the Independent Board Members considered that many of the underlying funds may be advised by the Advisor and sub-advised by an affiliated person of the Advisor. Accordingly, the Advisor and affiliated sub-advisors may receive advisory fees from the underlying funds in which the Funds invest, and the Funds will indirectly bear their pro rata portion of these fees as well as the other expenses of the underlying funds. In considering the services provided by the Fund Advisers to the Funds and the fee arrangements, the Board determined, however, that the fees were for services in addition to, rather than duplicative of, the services provided under any underlying fund’s advisory contracts.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and range of fees offered by the Advisor to other clients, including separately managed accounts (both retail and institutional accounts), collective trusts, foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds, funds of other sponsors (if any), and other clients (such as retail and/or institutional managed accounts).

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory

72	Nuveen Investments

activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2011. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel in compliance, risk management, and product development as well as its ability to allocate resources to various areas of the Advisor as the need arises. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Advisor, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members generally review and consider the applicable fund-level breakpoints in the advisory fee schedules for the funds in the Nuveen fund complex that reduce advisory fees as asset levels increase. The Independent Board Members recognized, however, that the Funds do not have fund-level breakpoints given their unique structures.

In addition, pursuant to a complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The Funds, however, are not assessed a complex-level fee as this is assessed at the Nuveen underlying fund level. The Independent Board Members further recognized that the Funds nevertheless will benefit from reductions in complex-level fees and fund-level fees indirectly as the complex and Nuveen underlying funds reach breakpoint levels and reduce the fees of the Nuveen underlying funds.

Based on their review, the Independent Board Members concluded that the absence of a fund-level breakpoint schedule and a complex-wide fee arrangement was acceptable.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be

Nuveen Investments	73

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from such soft dollar arrangements. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by a Fund Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Fund Adviser to manage the Fund. The Independent Board Members noted that the Fund Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

74	Nuveen Investments

Notes

Nuveen Investments	75

Notes

76	Nuveen Investments

Notes

Nuveen Investments	77

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Flexible Portfolio Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Portfolio Funds Classification Average. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Mixed-Asset Target Allocation Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mixed-Asset Target Allocation Growth Funds Classification Average. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Mixed-Asset Target Allocation Conservative Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mixed-Asset Target Allocation Conservative Funds Classification Average. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Morningstar Aggressive Target Risk Index: An index that represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek above-average exposure to equity market risk and returns.

Morningstar Moderate Target Risk Index: An index that represents a portfolio of global equities, bonds, and traditional inflation hedges, such as commodities and TIPS. This portfolio is held in a static allocation of 60% equities and 40% fixed income, which is appropriate for U.S. investors who seek average exposure to equity market risk and returns.

Morningstar Moderately Aggressive Target Risk Index: An index that represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek a slightly above-average exposure to equity market risk and returns.

Morningstar Moderately Conservative Target Risk Index: An index that represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek a slightly below-average exposure to equity market risk and returns.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

78	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

U.S. Bank National Association

St. Paul, MN

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800)257-8787

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
Nuveen Strategy Aggressive Growth Allocation Fund	0.00%	12.06%
Nuveen Strategy Growth Allocation Fund	0.00%	4.77%
Nuveen Strategy Balanced Allocation Fund	0.00%	4.87%
Nuveen Strategy Conservative Allocation Fund	0.00%	2.70%

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	79

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $212 billion as of June 30, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-FAA-0812P

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last full fiscal year ended August 31, 2012 and the amount that Ernst & Young LLP, the Trust’s previous auditor, billed to the Trust during the Trust’s full fiscal year ended August 31, 2011. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP and Ernst & Young LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended August 31, 2012	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Strategy Aggressive Growth Allocation Fund	11,670	0	1,000	0
Strategy Balanced Allocation Fund	12,919	0	4,440	0
Strategy Conservative Allocation Fund	11,841	0	3,940	0
Strategy Growth Allocation Fund	11,932	0	1,000	0

Total	$48,362	$0	$10,380	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Strategy Aggressive Growth Allocation Fund	0%	0%	0%	0%
Strategy Balanced Allocation Fund	0%	0%	0%	0%
Strategy Conservative Allocation Fund	0%	0%	0%	0%
Strategy Growth Allocation Fund	0%	0%	0%	0%

Fiscal Year Ended August 31, 2011 [5]	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Strategy Aggressive Growth Allocation Fund	17,500	0	1,056	0
Strategy Balanced Allocation Fund	17,500	0	1,056	0
Strategy Conservative Allocation Fund	17,500	0	1,056	0
Strategy Growth Allocation Fund	17,500	0	1,056	0

Total	$70,000	$0	$4,224	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.
[5]	The Funds were acquired on December 31, 2010.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Strategy Aggressive Growth Allocation Fund	0%	0%	0%	0%
Strategy Balanced Allocation Fund	0%	0%	0%	0%
Strategy Conservative Allocation Fund	0%	0%	0%	0%
Strategy Growth Allocation Fund	0%	0%	0%	0%

Fiscal Year Ended August 31, 2012	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Strategy Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended August 31, 2011	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Strategy Funds, Inc.	$0	$0	$0

Percentage Approved Pursuant to Pre-approval Exception
Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
0%	0%	0%

Fiscal Year Ended August 31, 2012	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Strategy Aggressive Growth Allocation Fund	1,000	0	0	1,000
Strategy Balanced Allocation Fund	4,440	0	0	4,440
Strategy Conservative Allocation Fund	3,940	0	0	3,940
Strategy Growth Allocation Fund	1,000	0	0	1,000

Total	$10,380	$0	$0	$10,380

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

Fiscal Year Ended August 31, 2011 [1]	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Strategy Aggressive Growth Allocation Fund	1,056	0	0	1,056
Strategy Balanced Allocation Fund	1,056	0	0	1,056
Strategy Conservative Allocation Fund	1,056	0	0	1,056
Strategy Growth Allocation Fund	1,056	0	0	1,056

Total	$4,224	$0	$0	$4,224

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

[1]	The Funds were acquired on December 31, 2010.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Strategy Funds, Inc.

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: November 8, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: November 8, 2012

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: November 8, 2012